THE FLEX-FUNDS   P.O. Box 7177, Dublin, OH 43017 (800)325-3539 www.flexfunds.com




         [PHOTO] Sextant                  1998 ANNUAL REPORT
                                          December 31, 1998

PERFORMANCE CAPSULE   Period & Average Annual Total Returns as of 12/31/98


                The Muirfield      The Highlands  The Total Return  The U.S. Government     The Money
                     Fund           Growth Fund    Utilities Fund         Bond Fund         Market Fund
----------------------------------------------------------------------------------------------------------------------

One Year            29.33%            23.67%*           8.77%               9.62%              5.31%
Three Year          17.58%            20.37%*          16.62%               5.76%              5.32%
Five Year           16.00%            16.63%*            --                 6.74%              5.18%
Ten Year            13.90%            13.13%*            --                 7.72%              5.61%
Since Inception     14.00%(1)         10.90%*(2)       18.57%(3)            7.40%(4)           6.05%(5)

1998 by Quarters

----------------------------------------------------------------------------------------------------------------------
1st Quarter          4.20%            13.21%           10.11%               1.30%              1.32%
2nd Quarter          2.11%             2.43%           -3.01%               1.69%              1.31%
3rd Quarter         -3.12%           -10.99%          -10.29%               7.48%              1.31%
4th Quarter         25.45%            19.82%           13.53%              -0.99%              1.27%


MONEY MARKET FUND YIELDS AS OF 12/31/98(++)
7-DAY SIMPLE YIELD: 4.96%
7-DAY COMPOUND YIELD: 5.07%


To obtain a prospectus containing more complete information about The Flex-funds, including other fees and expenses that apply to a continued investment in the Fund, you may call The Flex-funds at (800)325-3539 or write P.O. Box 7177, Dublin OH 43017. Please read the prospectus carefully before investing.

*The results achieved by The Highlands Growth Fund during 1997 and 1998 were achieved with the Sector strategy as implemented by Sector Capital Management LLC, the Fund's subadviser. The average annual rates of return for 3 years, 5 years, 10 years and over the life of the fund reflect a combination of the Fund's previous tactical asset allocation discipline and the new Sector discipline.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. All performance figures represent total returns and average annual total returns for the periods ended 12/31/98. Investment performance represents total return and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser waived a portion of its management fees and/or reimbursed expenses in order to reduce the operating expenses of The Money Market, U.S. Government Bond, and Total Return Utilities funds during each of the periods shown above. The Investment Adviser waived a portion of its management fee during 1998 in order to reduce the operating expenses of The Highlands Growth Fund. An investment in The Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

++Yield quotations more closely reflect the current earnings of the Money Market Fund than do total return quotations. 1Inception Date 8/10/88. 2 Inception Date 3/20/85. 3 Inception Date 6/21/95. 4 Inception Date 5/9/85. 5Inception Date 3/27/85.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

A Look Back                                                           4

A Look Ahead                                                          6

The Flex-funds family of no-load mutual funds                         7

The Muirfield Fund                                                    8

The Highlands Growth Fund                                            10

The Total Return Utilities Fund                                      12

The U.S. Government Bond Fund                                        14

The Money Market Fund                                                16

Portfolio Holdings & Financial Statements                            18


ON THE COVER
The sextant was a valuable instrument for many ship captains, used to determine location and direction based upon the position of the stars. The sextant represents our commitment to providing sound investment instruments to help shareholders navigate their way to financial security.


THE FLEX-FUNDS   P.O. Box 7177, Dublin, OH 43017 (800)325-3539 www.flexfunds.com

                                        The Flex-funds 1998 Annual Report Page 3

R. MEEDER & ASSOCIATES  Founded in
Columbus, OH on April 1, 1974 with
three employees and $100,000 in assets
under management.


A LOOK BACK . . .

     1974 was not a particularly good year to start an investment management firm. The stock market was stuck in a severe downturn, hitting its lowest level in almost ten years. Inflation was rampant as energy prices skyrocketed in response to the Arab oil embargo. The Watergate scandal had crippled the U.S. Government, and the nation was stricken with apprehension and uncertainty about the country's economy.

Despite all the doom and gloom that afflicted the financial markets during this time, investing had become an integral part of many people's lives -- for higher education, for retirement, and for overall security. However, the risks associated with investing in the stock market, especially during bear markets when nearly all stocks lose value, can outweigh the potential rewards. A need developed in the financial marketplace for investment management services that would help investors achieve positive returns during times of market strength, and preserve these values during times of market weakness.

Robert S. Meeder Sr. saw this opportunity and set out to create an investment management firm that would reach out to investors with a unique investment discipline, offering the potential of shelter from the downside risk of a declining stock market with the potential of achieving substantial gains when the market is strong.

The investment discipline developed by Mr. Meeder -- Defensive Investing -- became the cornerstone of R. Meeder & Associates, which opened for business in Columbus, Ohio in the thick of the `74 bear market. Defensive Investing seeks to maximize shareholder returns when the risk/reward relationships in the market are positive. When the risk/reward relationships in the market are negative, Defensive Investing seeks to preserve values by moving out of the stock and bond markets into more stable money market instruments.

Defensive Investing became the core investment philosophy of the first accounts managed by R. Meeder & Associates in 1974, and the original Flex-fund launched in 1982. The U.S. Government Bond Fund was launched a few years later as part of The Flex-funds family, applying the principles of Defensive Investing to the fixed income markets. The Muirfield Fund, launched in 1988, brought these same principles to the equity markets, offering investors the potential for substantial returns during bull markets while seeking to preserve investment gains during bear markets.


The Flex-funds 1998 Annual Report Page 4

Defensive Investing has proven to be a successful discipline for R. Meeder & Associates and The Flex-funds. The R. Meeder Defensive Equity Mutual Fund Portfolios has never experienced a loss for any calendar year since inception in 1974. And The Muirfield Fund, which is a part of the RMA Defensive Equity Mutual Fund Portfolios, has never had a negative return for any calendar year since inception in 1988. Few equity investments can make this claim.

Our Defensive Investing discipline has rewarded many investors over the 25-year history of R. Meeder & Associates. However, recognizing that the financial needs and goals of every investor are different, The Flex-funds have broadened our mutual fund to offer a wider range of investment options to investors. Our equity mutual funds now include the "sector neutral, style neutral" investment discipline of The Highlands Growth Fund, and the socially-conscious investment policies of The Total Return Utilities Fund. Most recently, Flex-funds shareholders have been able to purchase shares of The Flex-Partners International Equity Fund at net asset value.

Furthermore, The Flex-funds Money Market Fund has been recognized as one of the best funds in its peer group, ranking as the #1 general purpose money market fund for total cumulative return since its inception in March 1985*, and consistently placing among the top 10% of general purpose money market funds for total return for any 12-month period since inception in 1985.

Each mutual fund in The Flex-funds family is managed by an investment specialist who has financial expertise in a particular field of concentration. By tapping the expertise of these managers, The Flex-funds provide investors with access to some of the best stock analysts and investment advisers in the country. Whether you are an individual or an institutional investor, you can now invest with the experts at The Flex-funds to help meet your own financial goals.

As the scope of our investment products and services has broadened, we continue to remain focused on the individual needs and objectives of our shareholders. While the future will undoubtedly bring change to R. Meeder & Associates and The Flex-funds, we will not change the commitment we made to investors when our company was founded 25 years ago -- to provide sound investment management services to our clients and shareholders so that they may achieve financial prosperity and security.

* Out of 87 general purpose money market funds per Lipper, Inc.

[LINE GRAPH] The following information was depicted as a graph:

     Value of $1,000 from 1974 to 1998 for the Dow Jones Industrial Average, the 10 Year Treasury Bond, and the S&P 500. Other events plotted on the graph include:

     Carter elected President
     Gas prices skyrocket as energy crisis hits the U.S.
     Inflation reaches 14%, Reagan elected President
     The original Flex-fund is launched
     Dow Jones Industrial Average crosses 1000
     The Flex-funds Money Market Fund and U.S. Government Bond Fund are launched Crash of 1987 - Stocks fall more than 500 points on Black Monday
     The Flex-funds Muirfield Fund is launched
     Collapse of the Berlin Wall marks the end of communism in Europe
     Clinton elected President
     Dow Jones Industrial Average crosses 5000
     The Flex-funds Total Return Utilities Fund is launched
     The Highlands Growth Fund adopts "Sector Plus" investment strategy
     The Flex-Partners International Equity Fund available to Flex-funds shareholders at NAV

Today R. Meeder & Associates manages $1.4 billion in assets with a staff of 45 professionals from headquarters located in Dublin, OH.


                                        The Flex-funds 1998 Annual Report Page 5

A LOOK AHEAD . . .

     Today is a very exciting time -- and a scary time -- to be an investor.

     With the tremendous advances in technology and communications over the last 25 years, the financial markets have entered what seems to be a brave new world. The inventions and innovations of the pioneering companies in these industries have contributed greatly to the prosperity of our economy. But just because it is a brave new world for the financial markets does not mean it is a world free from risk and adversity. The possibilities that the future may bring to the marketplace are at the same time dynamic and daunting.

     As an investor, there are two ways you can approach investing in this brave new world: 1) you can spend much of your free time researching companies and watching the markets, then making investment decisions based on your observations; or 2) you can choose a team of investment advisers who will monitor the markets for you and manage your investments with your financial goals in mind.

     Investment firms are successful not because of profits or returns or assets under management, but because of the confidence they earn from clients. Confidence comes from discipline and, like an investment, grows substantially over time.

     For 25 years, investors have placed their confidence in the investment discipline of R. Meeder & Associates and The Flex-funds, seeking to take full advantage of the opportunities the financial markets present while attempting to avoid the risks of downside loss that will always be inherent in investing. Our success has been driven by the commitment we have made to every client since we opened for business in 1974. This commitment will continue to be the core value upon which we build our business in the future.

     The scope of our investment services is now broader than our founding principle of "defensive investing." After 25 years of serving investors, we have built a network of investment specialists who are experts in their chosen fields and have successfully helped investors of all types meet their financial goals. Now, through investments offered exclusively by The Flex-funds, you can take advantage of the skills and research usually available only to large institutions. With this network of investment experts, we believe we can continue to provide you with the means to achieve your financial objectives well into the future.

     It is our objective to continue developing new investment solutions that utilize the abilities of the best and brightest in the financial world. We are also committed to improving the services we offer to all Flex-funds shareholders, to make investing with the experts more convenient and more successful for you.


The Flex-funds 1998 Annual Report Page 6

THE FLEX-FUNDS FAMILY OF NO-LOAD MUTUAL FUNDS


                                           THE TOTAL RETURN
                                           UTILITIES FUND offers
                                           investors a socially-
          THE U.S. GOVERNMENT              conscious approach to
          BOND FUND applies the            utilities industry
          principles of "defensive         investing, by not owning
          investing" to the fixed          stock in companies that
          income markets.                  generate nuclear power.
--------------------------------------------------------------------------------
CONSERVATIVE                                                          AGGRESSIVE
--------------------------------------------------------------------------------
THE MONEY MARKET FUND          THE MUIRFIELD FUND           THE HIGHLANDS GROWTH
invests primarily in           invests in the shares        FUND utilizes a
first-tier commercial          of other mutual funds        "sector neutral,
paper and cash equivalents.    under the "defensive         style neutral"
                               investing" discipline        investment strategy
                                                            with a team of 10
                                                            sector specialists.


                                        The Flex-funds 1998 Annual Report Page 7

The Flex-funds 1998 Annual Report

THE MUIRFIELD FUND

[PHOTO] Robert S. Meeder, Jr., Portfolio Manager


     While many funds struggled throughout the volatile market environment of 1998, The Muirfield Fund was able to outperform its peer group with an impressive total return of 29.33% for 1998, versus the 12.25% total return of the average asset allocation fund according to Morningstar, as well as the 28.5% total return of the S&P 500 for 1998. Additionally, The Muirfield Fund's total return for 1998 ranked among the top 2% of asset allocation funds, according to Morningstar.* For the 3-, 5-, and 10-year periods, the Fund also ranks in the top 25% of asset allocation funds for average annual total return.

     The Fund's performance during the volatile market of 1998 was an excellent demonstration of the effectiveness of our "defensive investing" philosophy, which seeks to maximize shareholder return with investments in equity mutual funds when the risk/reward relationships in the stock market are favorable, and to protect shareholder gains with investments in cash equivalents when the risk/reward relationships are negative.

     Our evaluation of market conditions through the first half of the year caused us to approach our equity mutual fund investments with caution, as we periodically maintained defensive positions in cash equivalents. The stock market had been overvalued for some time, according to many fundamental measurements of market performance. Moreover, technical measurements also raised doubts about the health of the market during 1998.

     The third quarter confirmed our assessment of overvaluation, as the stock market suffered its worst decline in many years. Timely decisions to adopt a more defensive position as the market began to decline significantly helped the Fund preserve year-to-date gains and avoid losses that affected most other equity funds.

--------------------------------------------------------------------------------
1998 FUND HIGHLIGHTS

* The Muirfield Fund's fourth-quarter return of 25.45% was the best quarterly performance in the history of the Fund.

* The Muirfield Fund ranked #1 out of 289 asset allocation funds for 1998 fourth-quarter total return, and in the top 2% of 269 asset allocation fund for total return in 1998, according to Morningstar.*
--------------------------------------------------------------------------------

     Our investment discipline prompted us to return to a fully invested position by late October, once our evaluation of the risk/reward relationships in the stock market turned positive again. Another contributing factor to the exceptional performance of the Fund during the fourth quarter was our well-researched selection of equity mutual funds. Through most of the quarter, The Fund's portfolio was split rather evenly between Nasdaq-oriented funds that favor the technology sector, and growth funds that are pegged to the S&P 500 Index.

     We expect volatility and narrowness to continue its hold on the financial markets through 1999. The risks of stock market investing remain as high as ever, although potential rewards do exist. We will continue to monitor the equity markets for investment opportunities in mutual funds that are weighted toward the growth sectors of the market, and plan to take advantage of them when our evaluation of the risk/reward relationships are favorable.


* Rankings based on total return as reported by Morningstar Principia. The Muirfield Fund's period and average annual total returns for 3 month, 1, 5, and 10 year periods as of 12/31/98 rank among asset allocation funds as follows: 3 month - 1 out of 289; 1 year - 5 out of 269; 5 year - 21 out of 84; 10 year - 9 out of 37.


The Flex-funds 1998 Annual Report Page 8

Performance Update
--------------------------------------------------------
Period & Average Annual Total Returns as of 12/31/98
   1 year ............................... 29.33%
   3 years .............................. 17.58%
   5 years .............................. 16.00%
   10 years ............................. 13.90%
   Since Inception (8/10/88)............. 14.00%


Quarterly Performance
--------------------------------------------------------
   Quarterly Total Returns for 1998
   First Quarter ........................  4.20%
   Second Quarter .......................  2.11%
   Third Quarter ........................ -3.12%
   Fourth Quarter ....................... 25.45%


PORTFOLIO HOLDINGS as of 12/31/98
-----------------------------------------------------------------------

[CHART] The following information was presented as a pie chart:

     Fidelity OTC             25.67%
     Janus Twenty             20.02%
     Gabelli Growth           17.52%
     Federated Max-Cap        11.03%
     Rydex OTC                10.66%
     MFS Investors Growth A    7.55%
     S&P Futures               4.28%
     Cash Equivalents          3.27%


GROWTH OF $10,000
----------------------------------------------------------

[GRAPH] The following information was presented as a line graph:

                                         Morningstar Avg
Period               Muirfield Fund   Asset Allocation Fund
------               --------------   ---------------------
January 1, 1989          $10,000            $10,000
March 31, 1989           $10,068            $10,372
June 30, 1989            $10,712            $10,954
September 30, 1989       $11,747            $11,529
December 31, 1989        $11,337            $11,661
March 31, 1990           $11,459            $11,553
June 30, 1990            $11,906            $12,028
September 30, 1990       $11,169            $11,224
December 31, 1990        $11,593            $11,799
March 31, 1991           $13,555            $12,859
June 30, 1991            $13,575            $12,928
September 30, 1991       $13,903            $13,581
December 31, 1991        $15,042            $14,499
March 31, 1992           $14,992            $14,501
June 30, 1992            $14,941            $14,661
September 30, 1992       $15,150            $15,185
December 31, 1992        $16,186            $15,733
March 31, 1993           $16,400            $16,402
June 30, 1993            $16,634            $16,699
September 30, 1993       $17,509            $17,301
December 31, 1993        $17,501            $17,545
March 31, 1994           $17,502            $17,115
June 30, 1994            $17,618            $16,975
September 30, 1994       $17,775            $17,413
December 31, 1994        $17,974            $17,308
March 31, 1995           $18,849            $18,358
June 30, 1995            $20,477            $19,663
September 30, 1995       $22,650            $20,656
December 31, 1995        $22,615            $21,463
March 31, 1996           $23,168            $21,969
June 30, 1996            $24,115            $22,479
September 30, 1996       $23,208            $22,974
December 31, 1996        $23,971            $24,131
March 31, 1997           $24,365            $24,100
June 30, 1997            $27,433            $26,402
September 30, 1997       $29,778            $28,065
December 31, 1997        $28,375            $28,192
March 31, 1998           $29,623            $30,255
June 30, 1998            $30,249            $30,590
September 30, 1998       $29,305            $28,815
December 31, 1998        $36,764            $31,423

Past performance does not guarantee future results.

Please see additional fund performance information on page 2


                                        The Flex-funds 1998 Annual Report Page 9

The Flex-funds 1998 Annual Report

THE HIGHLANDS GROWTH FUND


[PHOTO] William L. Gurner, Portfolio Manager


     Two words can best describe the performance of the stock market during 1998: "volatile" and "narrow." While the first six months of the year were relatively calm, with the market performing much to our expectations, the second six months were anything but.

     Investors received a cold shot of reality during the third quarter, as equity markets plunged in response to financial crises in many emerging markets and concerns about the effect of these crises on U.S. corporate earnings. By early October, the Dow Jones Industrial Average had given back nearly all of its year-to-date gains. However, the spectacular market comeback of the fourth quarter helped the Dow and other large-cap market indexes finish the year in or near record territory.

     This may seem like good news to many casual market watchers. But looking more closely at the composition of these indexes, it is apparent how narrow and risky the stock market was in 1998. In the S&P 500, 11 stocks contributed more than 50% of the index's gains for the year, and 55 stocks contributed more than 90% of the index's gains. Moreover, a total of 206 S&P 500 stocks (more than 40% of the index's total) finished 1998 in negative territory.

     These facts underscore the inherent risks of investing in the equity markets, as well as the benefits of the Fund's "sector neutral, style neutral" approach to managing these risks for investors. Through the whipsaw volatility and extreme narrowness that characterized the performance of the stock market in 1998, The Highlands Growth Fund adhered to its investment strategy by remaining nearly fully invested in equities throughout the year. While such exposure may have left some investors feeling queasy at times, especially during the market corrections of the third quarter, our position ultimately helped us achieve strong returns in the fourth quarter and for all of 1998.

--------------------------------------------------------------------------------
1998 FUND HIGHLIGHTS

* The Highlands Growth Fund outperformed its peer group during 1998 with a total annual return of 23.67%, compared with the 19.37% total return for the average growth fund, according to Morningstar.

* Since adopting its new investment strategy on 12/31/96, the Highlands Growth Fund ranks in the top 32% of 1150 growth funds for average annual return, per Morningstar.*
--------------------------------------------------------------------------------

     For the year, The Highlands Growth Fund gained 23.67%, outperforming the 19.37% annual return for the average growth fund according to Morningstar, but underperforming the 28.5% total return of the S&P 500 Index for the year.

     We expect to see continued narrowness and volatility in the stock market as we begin 1999. The technology and health sectors should remain strong, while lower commodity prices could hamper the performance of the energy and raw materials sectors. Fears about Y2K may hurt the market later in the year, but we should continue to see opportunities for stock selection both within and outside the S&P 500 that could benefit shareholders in the long-term.


* Rankings based on total return as reported by Morningstar Principia. The Highland Growth Fund's average annual total returns for 1, 2, 5, and 10 year periods as of 12/31/98 rank among growth funds as follows: 1 year - 578 out of 1473; 2 year - 365 out of 1150; 5 year - 352 out of 529; 10 year - 201 out of
232.


The Flex-funds 1998 Annual Report Page 10

Performance Update
---------------------------------------------------------
Period & Average Annual Total Returns as of 12/31/98
   1 year*................................ 23.67%
   2 years*............................... 26.45%
   3 years ............................... 20.37%
   5 years ............................... 16.63%
   10 years      ......................... 13.13%
   Since Inception (3/20/85).............. 10.90%

* The results achieved by The Highlands Growth Fund during 1997 and 1998 were achieved with the Sector strategy as implemented by Sector Capital Management LLC, the Fund's subadviser. The average annual returns for 3 years, 5 years, 10 years and since inception reflect a combination of the Fund's previous tactical asset allocation discipline and its new Sector discipline.

Quarterly Performance
---------------------------------------------------------
Quarterly Total Returns for 1998
   First Quarter ......................... 13.21%
   Second Quarter ........................  2.43%
   Third Quarter .........................-10.99%
   Fourth Quarter ........................ 19.82%


SECTOR WEIGHTINGS as of 12/31/98
-----------------------------------------------------------------------

[CHART] The following information was presented as a pie chart:

     Sector (Manager)              % of Portfolio
     ------------------------------------------------
     Technology (RCM)                   19.20%
     Finance (Delta Capital)            15.33%
     Consumer Non-Durables              13.74%
       (Barrow-Hanley)
     Health (Alliance)                  11.79%
     Utilities (Miller/Howard)          10.61%
     Consumer Durables                   6.77%
       (Barrow-Hanley)
     Energy (Mitchell Group)             6.30%
     Materials & Services                5.55%
       (Ashland)
     Consumer Goods (Hallmark)           4.39%
     Transportation                      0.92%
       (Miller/Howard)
     S&P 500 Futures                     4.20%
     Cash Equivalents                    1.20%


GROWTH OF $10,000
----------------------------------------------------------

[GRAPH] The following information was presented as a line graph:

                                             Morningstar Average
                 The Highlands Growth Fund       Growth Fund
                 -------------------------   -------------------

January 1, 1989             $10,000.00          $10,000.00
March 31, 1989              $10,218.54          $10,752.93
June 30, 1989               $11,007.71          $11,643.49
September 30, 1989          $11,859.19          $12,859.16
December 31, 1989           $11,017.15          $12,730.51
March 31, 1990              $11,017.26          $12,451.14
June 30, 1990               $11,177.15          $13,317.84
September 30, 1990          $10,974.62          $11,212.88
December 31, 1990           $11,492.61          $12,150.03
March 31, 1991              $13,417.45          $14,339.72
June 30, 1991               $13,241.66          $14,199.99
September 30, 1991          $13,382.21          $15,276.59
December 31, 1991           $13,958.85          $16,685.65
March 31, 1992              $14,746.54          $16,572.69
June 30, 1992               $14,162.44          $16,144.46
September 30, 1992          $14,194.96          $16,642.57
December 31, 1992           $14,845.91          $18,201.97
March 31, 1993              $15,572.02          $18,725.55
June 30, 1993               $15,192.14          $18,942.53
September 30, 1993          $15,536.21          $19,957.60
December 31, 1993           $15,916.26          $20,439.81
March 31, 1994              $15,819.86          $19,793.05
June 30, 1994               $15,498.95          $19,258.25
September 30, 1994          $15,638.54          $20,370.94
December 31, 1994           $15,806.20          $20,092.16
March 31, 1995              $16,724.64          $21,588.56
June 30, 1995               $17,847.80          $23,614.13
September 30, 1995          $19,067.33          $25,715.52
December 31, 1995           $19,696.77          $26,364.45
March 31, 1996              $20,428.59          $27,863.95
June 30, 1996               $20,853.88          $29,166.59
September 30, 1996          $20,348.76          $30,068.73
December 31, 1996           $21,485.42          $31,667.51
March 31, 1997              $21,524.81          $31,132.80
June 30, 1997               $24,976.86          $36,010.96
September 30, 1997          $27,156.79          $40,143.84
December 31, 1997           $27,768.64          $39,591.64
March 31, 1998              $31,436.23          $44,616.00
June 30, 1998               $32,199.87          $44,999.30
September 30, 1998          $28,662.12          $38,512.22
December 31, 1998           $34,342.45          $47,038.24


Past performance does not guarantee future results.

Please see additional fund performance information on page 2


                                       The Flex-funds 1998 Annual Report Page 11

The Flex-funds 1998 Annual Report

THE TOTAL RETURN UTILITIES FUND

[PHOTO] Lowell G. Miller, Portfolio Manager


     1998 proved to be a challenging year for The Total Return Utilities Fund. Following the Fund's strong first quarter performance, this summer's market downturn adversely affected the Fund's returns for the year. A robust 13.53% gain in the fourth quarter helped the Fund finish 1998 on a positive note with an annual total return of 8.77%, below the 18.08% return of the average utility fund according to Morningstar.

     The strong performance of the leading utility funds was mostly due to the "flight to quality" of investors fleeing the turmoil of the world's equity markets, as well as higher than normal gains by many electric utility companies that generate nuclear power. The Fund's socially-conscious investment policy prevents us from investing in these equities, for we consider the risks and strict regulatory environment of the nuclear power industry to be a hindrance to the long-term profitability of these companies.

     Many investors who rushed into large-cap electric utilities during the market turmoil of the spring and summer did so not with any intentions of staying in the sector for the long-term. Rather, these investors were simply seeking a safe place for their capital while the rest of the market declined. We expect this recent surge among the nuclear-based utilities to subside, and our portfolio to return to its better than peer group performance during 1999.

     There were some bright spots in the Fund's portfolio that aided our performance for the year. Telecommunications stocks continued to ring up robust gains, and this sector comprised nearly 40% of the Fund's portfolio by year-end.

--------------------------------------------------------------------------------
1998 FUND HIGHLIGHTS

* For the fourth quarter of 1998, The Total Return Utilities Fund outperformed the average utility fund, with a total 3-month return of 13.53% compared with the 10.78% average return according to Morningstar.

* Portfolio holdings that enjoyed strong gains in 1998: MCI-Worldcom (4.03% of portfolio), Qwest Communications (5.10% of portfolio) and, AirTouch Communications (2.96% of portfolio).
--------------------------------------------------------------------------------

Merger activity in the broad utilities industry also benefited the Fund: MCI united with Worldcom; and Pacificorp accepted Scottish Power's invitation to join forces. We expect industry consolidation to continue, especially in the gas and electric distribution markets. Our focus for stock selection in the coming year will be on companies in these sectors that are prime candidates for merger or acquisition.

     We continue to believe the telecommunications stocks are at present fully valued, even though several of these issues show no signs of exhaustion following their rapid ascent into record territory. We have been concerned about the high valuations of these companies for some time, and looking forward we may reduce some of our exposure to this sector in our portfolio should they begin to falter.

     The Fed's willingness to lower interest rates in response to contagious global economic crises is a positive sign. As long as interest rates remain low, we see many opportunities for stock selection in the various utilities industries that hold excellent potential for growth in the coming year.


The Flex-funds 1998 Annual Report Page 12

Performance Update
-------------------------------------------------------------
Period & Average Annual Total Returns as of 12/31/98
   1 year .................................8.77%
   2 years ...............................18.31%
   3 years ...............................16.62%
   Since Inception (6/21/95)..............18.57%

Quarterly Performance
-------------------------------------------------------------
Quarterly Total Returns for 1998
   First Quarter .........................10.11%
   Second Quarter ........................-3.01%
   Third Quarter ........................-10.29%
   Fourth Quarter ........................13.53%


SECTOR WEIGHTINGS as of 12/31/98
-----------------------------------------------------------------------

[CHART] The following information was presented as a pie chart:

     Telecomm. Services            40.00%
     Natural Gas (Distributor)     21.10%
     Oil/Gas (Domestic)            11.80%
     Electric Utility              10.90%
     Electric/Gas Utility           8.00%
     Telecomm. Equipment            2.90%
     Water Utility                  2.80%
     Cash Equivalents               2.50%


GROWTH OF $10,000
----------------------------------------------------------

[GRAPH] The following information was presented as a line graph:

                                                Morningstar Average
                 Total Return Utilities Fund        Utility Fund
                 ---------------------------    -------------------
June 21, 1995                 $10,000.00             $10,000.00
September 30, 1995            $10,553.11             $10,700.07
December 31, 1995             $11,639.39             $11,428.47
March 31, 1996                $11,553.42             $11,413.64
June 30, 1996                 $12,249.73             $11,867.44
September 30, 1996            $12,186.48             $11,659.67
December 31, 1996             $13,141.10             $12,623.85
March 31, 1997                $12,835.12             $12,510.16
June 30, 1997                 $13,864.28             $13,607.55
September 30, 1997            $15,022.69             $14,344.97
December 31, 1997             $16,909.78             $15,818.85
March 31, 1998                $18,618.83             $17,435.98
June 30, 1998                 $18,058.77             $17,150.35
September 30, 1998            $16,200.59             $16,867.31
December 31, 1998             $18,393.02             $18,678.37

Past performance does not guarantee future results.

Please see additional fund performance information on page 2


                                       The Flex-funds 1998 Annual Report Page 13

The Flex-funds 1998 Annual Report

THE U.S. GOVERNMENT BOND FUND


[PHOTO] Joseph A. Zarr, Portfolio Manager


     During 1998, we witnessed some of the wildest swings in interest rates in many years, as the market pendulum swayed from serenity to fear then back again. Throughout all the emotional oscillations of the financial markets in 1998, The U.S. Government Bond Fund posted an annual total return of 9.62%, outperforming the 7.34% return of the average government bond fund, according to Morningstar.

     The Fund's strong performance for the year was due mostly to our adherance to our investment discipline to raise or lower exposure to U.S. Treasury bonds in response to the events which shaped the markets in 1998. Early in the year, the Federal Reserve was prepared to raise rates in order to offset an expanding economy and creeping inflation. Accordingly through the first half of the year, the U.S. Government Bond Fund gradually increased its cash equivalents holdings as yields inched up slowly.

     Everything changed upon the arrival of summer. Nervousness over a failing world economy spread like wildfire, as Russia became the latest casualty of the global economic blight. Fears that the U.S. would also succumb to the Asian contagion soon rattled investors. Equity markets began to buckle in July, lowering intermediate- and long-term yields as investors rushed to the safety of U.S. Treasury bonds in a "flight to quality."

     Credit spreads widened further once it became clear that loans the IMF had made to Russia had found their way into individual Swiss bank accounts. A confluence of related events (anxiety over the collapse of other emerging markets such as Brazil, and the failure of hedge-fund manager Long Term Capital Management) at last persuaded Fed Chairman Alan Greenspan to lower short-term

--------------------------------------------------------------------------------
1998 FUND HIGHLIGHTS

* The U.S. Government Bond Fund ranked among THE TOP 6% of 386 general government bond funds for total return for 1998, according to Morningstar.*

* The U.S. Government Bond Fund ranked among THE TOP 12% of 218 general government bond funds for average annual total return for the 5 years ended 12/31/98, according to Morningstar.*
--------------------------------------------------------------------------------

interest rates three times in two months. The reduction effectively added badly needed liquidity to the wobbling financial markets and shored up the gaping credit spreads. In response to these events, the Fund reduced its exposure to 10-year Treasuries from mid-September through mid-November. Stability returned to the markets in December, and we finished 1998 fully-invested in 10-year Treasuries.

     The Fed's decision to lower rates and to add liquidity to the market came with a caveat. Back when the Dow Jones Industrial Average was breaking records in the 7000 range, Fed Chairman Alan Greenspan made his famous speech characterizing the "irrational exuberance" of the stock market. Almost two years later, the Federal Reserve essentially recharged the party as investors celebrated the Fed's three interest rate cuts by pushing the Dow over 9300. Would the Fed risk bursting this balloon with an increase in interest rates in early 1999? We will watch carefully to see.


* Rankings based on total return as reported by Morningstar Principia. The Fund's average annual total returns for 1, 5, and 10 year periods as of 12/31/98 rank among general government bond funds as follows: 1 year - 20 out of 386; 5 year - 24 out of 218; 10 year - 49 out of 90.


The Flex-funds 1998 Annual Report Page 14

Performance Update
--------------------------------------------------------------
Period & Average Annual Total Returns as of 12/31/98
   1 year .................................9.62%
   3 years ................................5.76%
   5 years ................................6.74%
   10 years ...............................7.72%
   Since Inception (5/9/85)................7.40%


Quarterly Performance
--------------------------------------------------------------
Quarterly Total Returns for 1998
   First Quarter ..........................1.30%
   Second Quarter .........................1.69%
   Third Quarter ..........................7.48%
   Fourth Quarter ........................-0.99%



PORTFOLIO HOLDINGS as of 12/31/98
-----------------------------------------------------------------------

[CHART] The following information was presented as a pie chart:

     10-Year U.S. Treasury Notes   99%
     Repurchase Agreements          1%


GROWTH OF $10,000
----------------------------------------------------------

[GRAPH] The following information was presented as a line graph:

                                              Morningstar Average General
                 U.S. Government Bond Fund       Government Bond Fund
                 -------------------------    ---------------------------
January 1, 1989            $10,000.00                 $10,000.00
March 31, 1989             $10,204.36                 $10,094.63
June 30, 1989              $10,431.95                 $10,713.81
September 30, 1989         $10,653.62                 $10,812.80
December 31, 1989          $10,869.09                 $11,169.53
March 31, 1990             $11,069.31                 $11,104.77
June 30, 1990              $11,278.05                 $11,445.34
September 30, 1990         $11,287.70                 $11,560.87
December 31, 1990          $11,776.09                 $12,120.30
March 31, 1991             $12,028.86                 $12,367.78
June 30, 1991              $12,140.25                 $12,534.76
September 30, 1991         $12,791.65                 $13,183.21
December 31, 1991          $13,577.99                 $13,813.43
March 31, 1992             $13,027.80                 $13,611.62
June 30, 1992              $13,476.20                 $14,089.68
September 30, 1992         $14,292.45                 $14,611.69
December 31, 1992          $14,020.31                 $14,622.95
March 31, 1993             $14,420.92                 $15,118.46
June 30, 1993              $14,701.13                 $15,442.07
September 30, 1993         $15,234.18                 $15,781.85
December 31, 1993          $15,172.71                 $15,750.75
March 31, 1994             $14,768.99                 $15,355.10
June 30, 1994              $14,728.30                 $15,148.67
September 30, 1994         $14,873.55                 $15,190.04
December 31, 1994          $15,021.56                 $15,199.45
March 31, 1995             $15,568.65                 $15,818.43
June 30, 1995              $16,751.95                 $16,588.87
September 30, 1995         $16,929.43                 $16,856.24
December 31, 1995          $17,773.69                 $17,486.26
March 31, 1996             $17,358.34                 $17,183.31
June 30, 1996              $17,572.19                 $17,225.81
September 30, 1996         $17,503.47                 $17,490.23
December 31, 1996          $17,794.15                 $17,931.91
March 31, 1997             $17,588.00                 $17,843.62
June 30, 1997              $17,900.28                 $18,377.45
September 30, 1997         $18,439.04                 $18,882.46
December 31, 1997          $19,165.00                 $19,345.57
March 31, 1998             $19,414.03                 $19,587.94
June 30, 1998              $19,747.51                 $19,969.32
September 30, 1998         $21,217.35                 $20,782.57
December 31, 1998          $21,007.47                 $20,774.10

Past performance does not guarantee future results.

Please see additional fund performance information on page 2


                                       The Flex-funds 1998 Annual Report Page 15

The Flex-funds 1998 Annual Report

THE MONEY MARKET FUND


[PHOTO] Philip A. Voelker, Portfolio Manager


     1998 was another chart-topping year for The Money Market Fund, as we extended our streak as the #1 general purpose money market fund for total cumulative return since inception in March 1985, according to Lipper.** The Flex-funds Money Market Fund also continues to rank among the top 10% of all general purpose money market funds for total return for any 12-month period since inception.

     While money market funds may not get the attention they used to receive nearly twenty years ago, they remain an integral part of many investors' portfolios -- sometimes as a conservative investment and sometimes as a temporary parking place for cash. Back in the early 80's, money market funds sported double-digit yields and chatty investors talked them up in most cocktail-party conversations. Nowadays, double-digit yields are available in hours not years, and most investors chat on the Internet about the latest high-tech IPO, not money market funds.

     The problem is the returns on these trendy investments can work both ways -- for you or against you. Your money market fund, however, is generally more stable over the long run. It always helps, of course, to have a strong management team behind the Fund, working to maximize yields no matter what occurs in other financial markets.

     1998 was a challenging year for many money managers. The first six months of the year were relatively quiet, and the Fund maintained an average maturity of approximately 60 days. The second half of the year, however, was marked first by widening quality spreads, then by rapidly falling rates as the Federal Reserve cut short-term interest rates three times in two months. The Fed's decision to lower rates was made primarily in an attempt to provide liquidity to a debt-laden domestic economy and to help the economy fight off the infections of the global economic flu, which had spread to Russia and Brazil during 1998. During the last six months of the year, the Fund's average maturity had been extended to 70 days, and quite often over 85 days. Our decision to extend the average maturity of the Fund just before the Fed lowered interest rates helped us continue to provide exceptional money market returns for investors.

     Double-digit money market fund yields are long gone, and inflation has gradually been wrung out of our economy. In 15 of the last 19 years, short-term interest rates have ended the year unchanged or lower -- a remarkable record that has benefited the U.S. economy greatly. The global trend toward disinflation has ultimately led to deflation and disaster in many high-growth, highly-leveraged economies of the developing world. Once these areas of weakness stabilize, and assuming that domestic demand continues at a robust pace, inflationary fears could rise once again in the U.S. We do not think this would happen until much later in 1999, at the earliest.

     For the short-term, we are planning to maintain a relatively long average maturity in the portfolio, while monitoring developments in the financial markets for signs of continued economic changes.


--------------------------------------------------------------------------------
1998 FUND HIGHLIGHTS

* The Flex-funds Money Market Fund RANKED #1 out of 87 general purpose money market funds for total cumulative return since inception in March 1985.*

* The Flex-funds Money Market Fund ranks AMONG THE TOP 10% of general purpose money market funds for total return for any 12-month period since inception.*
--------------------------------------------------------------------------------

* Rankings based on total return as reported by Lipper, Inc. The Fund's average annual total returns for 1, 5, and 10 year periods as of 12/31/98 rank among general purpose money market funds as follows: 1 year - 22 out of 309; 5 year - 9 out of 201; 10 year - 5 out of 125.

** Out of 87 general purpose money market funds.


The Flex-funds 1998 Annual Report Page 16

Performance Update
----------------------------------------------------------
Period & Average Annual Total Returns as of 12/31/98
   1 year .................................5.31%
   3 years ................................5.32%
   5 years ................................5.18%
   10 years ...............................5.61%
   Since Inception (3/27/85)...............6.05%


Current & Effective Yields
----------------------------------------------------------
as of 12/31/98

7-day Simple Yield ........................4.96%
7-day Compound Yield ......................5.07%


Quarterly Performance
----------------------------------------------------------
Quarterly Total Returns for 1998
   First Quarter ..........................1.32%
   Second Quarter .........................1.31%
   Third Quarter ..........................1.31%
   Fourth Quarter .........................1.27%


PORTFOLIO HOLDINGS as of 12/31/98
-----------------------------------------------------------------------

[CHART] The following information was presented as a pie chart:

     Corporate Obligations    76%
     Variable Rate Notes      22%
     Repurchase Agreements     2%


Please see additional fund performance information on page 2


                                       The Flex-funds 1998 Annual Report Page 17

THE FLEX-FUNDS


1998 ANNUAL REPORT
Portfolio Holdings & Financial Statements


December 31, 1998




The Flex-funds 1998 Annual Report Page 18

                             Growth Stock Portfolio
                Portfolio of Investments as of December 31, 1998


INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

   COMMON STOCKS - 94.3%

      ADVERTISING SALES - 0.4%
      Outdoor Systems, Inc. #                           7,600 $       228,000

      AEROSPACE/DEFENSE - 1.3%
      B.F. Goodrich Co.                                 1,891          67,840
      Boeing Co.                                        3,900         127,481
      General Dynamics Corp.                              440          25,960
      Lockheed Martin Corp.                               820          69,495
      Northrup Grumman Corp.                              250          18,281
      Raytheon Co. - Class B #                          2,000         106,500
      Textron, Inc.                                     1,240          94,163
      United Technologies Corp.                         1,480         160,950
                                                                      670,670

      AIR TRANSPORTATION - 0.3%
      AMR Corp. #                                         910          54,031
      Delta Air Lines, Inc.                               770          40,040
      Southwest Airlines                                1,685          38,228
      USAir Group #                                       470          24,440
                                                                      156,739

      ALUMINUM - 0.2%
      Aluminum Company of America                       1,230          91,712

      AUTO & TRUCK - 1.5%
      Ford Motor Co.                                    6,500         381,469
      General Motors Corp.                              5,000         357,812
      TRW, Inc.                                           620          34,759
                                                                      774,040

      BANKING - 0.2%
      Washington Mutual Savings Bank                    2,303          88,378

      BEVERAGE--ALCOHOLIC - 0.6%
      Anheuser-Busch Cos., Inc.                         2,400         157,500
      Canadaigua Wine Co. #                             2,400         138,750
                                                                      296,250

      BEVERAGE--SOFT DRINK - 1.8%
      Coca-Cola Co.                                     6,000         402,000
      Pepsico, Inc.                                     7,300         298,388
      Whitman Corp.                                     9,400         238,525
                                                                      938,913

      BUILDING MATERIALS - 0.2%
      Crane Co.                                           495          14,943
      Masco Corp.                                       1,860          53,475
      Willbros Group #                                  1,500           8,344
                                                                       76,762


      CAPITAL GOODS - 0.1%
      Ingersoll-Rand                                      611          28,870

      CHEMICAL--DIVERSIFIED - 1.1%
      Air Products & Chemicals, Inc.                    1,550          62,000
      E.I. du Pont de Nemours & Co.                     4,780         255,730
      Monsanto Corp.                                    2,950         140,125
      Praxair, Inc.                                     1,140          40,185
      Rohm & Haas Co.                                   1,685          50,761
                                                                      548,801

      CHEMICAL--SPECIALTY - 0.1%
      Sigma Aldrich                                       910          26,731

      COMMERCIAL SERVICES - 0.1%
      Dun & Bradstreet                                  1,470          46,397


                                       The Flex-funds 1998 Annual Report Page 19

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

      COMPUTERS & PERIPHERALS - 4.5%
      Allied Waste Industries, Inc. #                   1,260          29,768
      Compaq Computer Corp.                             8,850         371,700
      Dell Computer Corp. #                             6,100         446,444
      EMC Corp./Mass #                                  2,825         240,125
      Gateway 2000, Inc. #                                600          30,712
      IBM                                               4,890         901,594
      Micron Technology, Inc. #                         1,270          64,214
      Seagate Technology, Inc. #                        1,470          44,468
      Sun Microsystems #                                1,880         160,975
                                                                    2,290,000

      COMPUTER SOFTWARE & SERVICES - 4.6%
      America Online, Inc. #                              210          32,550
      BMC Software, Inc. #                              1,260          56,149
      Ceridian Co. #                                      420          29,321
      Computer Associates International, Inc.           2,895         123,399
      Computer Sciences Corp. #                           600          38,550
      Electronic Data System Corp.                      1,700          85,319
      Microsoft Corp. #                                12,110       1,679,506
      National Data Corp.                                 770          37,489
      Network Associates, Inc. #                          400          26,500
      Novell, Inc. #                                    1,800          32,625
      Oracle Corp. #                                    4,940         213,038
      Parametric Technology Co. #                       1,400          22,750
                                                                    2,377,196

      CONSTRUCTION - 0.1%
      Centex Corp.                                        830          37,402

      CONSUMER NON-DURABLE - 2.7%
      Fortune Brands, Inc.                              7,800         246,675
      Haggar Corp.                                     11,500         131,531
      Procter & Gamble Co.                             10,000         913,125
      Tupperware Corp.                                  6,500         106,844
                                                                    1,398,175

      CONTAINERS - METAL/GLASS - 0.0%
      Crown Cork & Seal Co., Inc.                         670          20,644

      COPPER - 0.0%
      Phelps Dodge Corp.                                  380          19,332

      COSMETICS - 1.3%
      International Flavors & Fragrances, Inc.          6,700         296,056
      Playtex Products, Inc. #                         23,300         374,256
                                                                      670,312

      DATA PROCESSING - 0.6%
      Automatic Data Processing, Inc.                   1,800         144,337
      Fiserv, Inc. #                                      920          47,323
      First Data Corp.                                  2,820          89,888
                                                                      281,548

      DIVERSIFIED - 1.2%
      Allied Signal, Inc.                               2,190          97,044
      Minnesota Mining & Manufacturing Co.              1,650         117,356
      National Service Industries                         500          19,000
      Norfolk Southern Corp.                            1,830          57,988
      PPG Industries, Inc.                              1,130          65,752
      Tyco International                                3,483         262,749
                                                                      619,889

      DRUG - 8.2%
      Abbott Labs                                       6,700         328,300
      Bristol Myers Squibb                              5,940         794,846
      Elan Corp. plc #                                    451          31,507
      Eli Lilly & Co.                                   4,290         381,274
      Merck & Co., Inc.                                 5,800         855,500
      Pfizer, Inc.                                      7,780         972,500
      Schering Plough Corp.                            10,500         580,125
      Warner Lambert Co.                                3,730         280,449
                                                                    4,224,501


The Flex-funds 1998 Annual Report Page 20

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

      DRUGSTORE - 0.1%
      Longs Drug Stores                                 2,000          75,000

      ELECTRIC--INTEGRATED - 0.4%
      Edison International                              1,830          51,011
      FPL Group, Inc.                                     860          52,998
      Texas Utilities Co.                               1,930          90,107
                                                                      194,116

      ELECTRIC UTILITY - 0.6%
      AES Corp.                                         3,850         182,394
      American Electric Power, Inc.                       740          34,826
      Duke Power Co.                                    1,690         108,266
                                                                      325,486

      ELECTRICAL EQUIPMENT - 3.3%
      General Electric Corp.                           16,519       1,684,938


      ELECTRONIC COMPONENT SEMICONDUCTORS - 3.3%
      Applied Materials, Inc. #                         1,880          80,252
      Intel                                             9,880       1,171,398
      KLA -Tencor Corp. #                                 700          30,362
      Linear Tech Corp.                                   250          22,391
      Motorola, Inc.                                    2,960         180,745
      STMicroelectronic NV #                              250          19,516
      Texas Instruments, Inc.                           2,300         196,938
                                                                    1,701,602

      ELECTRONIC COMPONENTS - 0.4%
      AMP, Inc.                                           900          46,856
      Emerson Electric                                  2,544         153,912
                                                                      200,768

      ELECTRONICS - 0.1%
      Rockwell International Corp.                      1,360          66,045

      FINANCE - 9.4%
      Banc One Corp.                                    8,926         455,784
      Bank of Boston Corp.                              3,300         128,494
      Chase Manhattan Corp.                             3,900         276,900
      Citigroup, Inc,                                   7,997         397,351
      Equifax, Inc.                                     1,250          42,734
      Federal Home Loan Mortgage Corp.                  5,700         367,294
      Federal National Mortgage Corp.                   6,600         488,400
      First Union Corp.                                 7,968         484,554
      Fleet Financial Group, Inc.                       3,100         138,531
      Lehman Brothers Holdings, Inc.                    1,500          66,094
      Mellon Bank Corp.                                 3,600         247,500
      Merrill Lynch & Co.                                 800          53,400
      Morgan Stanley Dean Witter & Co.                  1,800         127,800
      Metris Cos., Inc.                                 2,200         110,687
      PNC Bank Corp.                                    3,100         167,400
      Providian Financial Corp.                         7,350         551,250
      Ryder Systems, Inc.                                 360           9,360
      SunTrust Banks, Inc.                                900          68,850
      Wells Fargo & Co.                                15,900         635,006
                                                                    4,817,389

      FINANCIAL SERVICES - 3.9%
      American Express Co.                              1,700         174,250
      Associates First Capital                         10,400         440,700
      Avery Dennison Corp.                                620          27,939
      BankAmerica Corp.                                10,214         614,117
      Capital One Financial Corp.                       6,200         713,000
      H&R Block, Inc.                                   1,370          61,650
                                                                    2,031,656

      FOOD - MISCELLANEOUS - 0.5%
      International Home Foods, Inc. #                 14,900         251,437

      FOREST PRODUCTS - 0.2%
      Georgia Pacific Corp.                               430          25,182
      Weyerhauser Co.                                   1,120          56,910


                                       The Flex-funds 1998 Annual Report Page 21

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

     Willamette Industries, Inc.                         640          21,440
                                                                      103,532

      HEALTH - 1.4%
      American Home Products                            5,670         319,646
      Johnson & Johnson                                 5,040         422,730
                                                                      742,376

      INSTRUMENTS--CONTROLS - 0.2%
      Honeywell, Inc.                                     500          37,656
      Parker Hannifin Corp.                             1,770          57,967
                                                                       95,623

      INSTRUMENTS--SCIENTIFIC - 0.0%
      Perkin Elmer Corp.                                  190          18,537

      INSURANCE--LIFE - 0.5%
      AFLAC, Inc.                                       2,000          87,750
      SunAmerica, Inc.                                  2,000         164,000
                                                                      251,750

      INSURANCE--MULTILINE - 1.6%
      Allstate                                          4,400         169,400
      American International Group                      6,725         649,803
                                                                      819,203

      MACHINERY - 0.4%
      Caterpillar, Inc.                                 1,499          68,954
      Deere & Co.                                       2,484          81,662
      Dover Corp.                                         840          30,765
      Lancer Corp. #                                    3,700          40,700
                                                                      222,081

      MACHINERY--CONSTRUCTION & MINING - 0.2%
      Case Corp.                                        3,192          69,626
      Halliburton Co.                                   1,900          56,287
                                                                      125,913

      MANUFACTURING - 0.2%
      Corning, Inc.                                     1,110          49,950
      Mueller Industries, Inc. #                        1,750          35,547
      Owens Illinois #                                    780          23,888
                                                                      109,385

      MARKETING SERVICES - 0.1%
      Omnicom Group, Inc.                               1,135          65,830

      MATERIALS & SERVICES - 0.7%
      Champion International Corp.                        425          17,213
      Dana Corp.                                          970          39,649
      Deluxe Corp.                                        910          33,272
      Ecolab, Inc.                                      1,970          71,289
      Hercules, Inc.                                      660          17,985
      Illinois Tool Works, Inc.                         1,730         100,340
      Service Corp. International                       1,570          59,758
      Sherwin-Williams Co.                              1,070          31,431
                                                                      370,937

      MEDICAL PRODUCTS - 1.0%
      Algos Pharmaceutical Corp. #                      2,240          58,240
      Amgen, Inc. #                                       900          94,106
      Centor, Inc. #                                    1,500          67,688
      GelTex Pharmaceuticals, Inc. #                    5,140         116,293
      IDEC Pharmaceuticals Corp. #                      1,020          47,940
      MedImmune, Inc. #                                 1,550         154,128
                                                                      538,395

      MEDICAL SERVICES - 0.8%
      Columbia/HCA Healthcare Corp.                     2,620          64,845
      Genzyme Corp. #                                   2,050         101,987
      Genzyme Molecular Oncology #                          1               2
      HBO & Co.                                         3,940         113,029
      IMS Health, Inc.                                    540          40,736
      Shared Medical Systems                              490          24,439
      Tenet Healthcare Corp. #                          1,820          47,775
                                                                      392,813


The Flex-funds 1998 Annual Report Page 22

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

      MEDICAL SUPPLIES - 0.5%
      Boston Scientific Co. #                           1,000          26,813
      IDEXX Laboratories, Inc. #                        1,370          36,862
      Medtronic, Inc.                                   2,860         212,444
                                                                      276,119

      MINING - 0.1%
      Barrick Gold Corp.                                2,090          40,755
      Newmont Mining Corp.                              1,510          27,558
                                                                       68,313

      MULTIMEDIA - 0.5%
      CBS Corp. #                                       7,300         239,531


      NATURAL GAS DISTRIBUTOR - 0.1%
      Williams Companies, Inc.                          1,300          40,544

      NETWORKING PRODUCTS - 1.6%
      3Com Corp. #                                      1,900          85,144
      Cisco Systems, Inc. #                             8,027         745,006
                                                                      830,150

      OFFICE AUTOMATION & EQUIPMENT - 1.1%
      Hewlett Packard                                   5,770         394,163
      Pitney Bowes, Inc.                                1,325          87,533
      Xerox Corp.                                         890         105,020
                                                                      586,716

      OIL/GAS--DOMESTIC - 1.7%
      Amoco Corp.                                       4,000         238,000
      Atlantic Richfield                                1,100          71,912
      Baker Hughes                                      1,640          28,905
      Burlington Resources                              1,500          53,719
      Devon Energy                                      1,200          36,825
      Enron Corp.                                         400          22,825
      Mobil Corp.                                       4,000         348,500
      Murphy Oil Corp.                                    400          16,500
      Noble Drilling Co. #                              1,300          16,819
      USX Marathon Group                                1,800          54,225
                                                                      888,230

      OIL/GAS--INTERNATIONAL - 2.1%
      Chevron Corp.                                     3,500         290,281
      Exxon Corp.                                      11,050         808,031
                                                                    1,098,312

      OILFIELD SERVICES/EQUIPMENT - 0.4%
      Coastal Corp.                                     1,900          66,737
      Kerr-McGee Corp.                                  1,000          38,250
      Schlumberger LTD                                  2,200         101,888
      Union Pacific Resources                           1,500          13,594
                                                                      220,469

      OIL & NATURAL GAS - 0.4%
      Amerada Hess                                        500          24,875
      K N Energy, Inc. #                                1,100          41,319
      MCN Energy Group, Inc.                            4,840          92,263
      Ocean Energy, Inc. #                              1,560           9,945
      Seagull Energy Corp. #                            2,900          18,306
                                                                      186,708

      PAPER & FOREST PRODUCTS - 0.3%
      Bemis Co., Inc.                                     360          13,657
      Fort James Corp.                                  1,060          42,400
      International Paper                               1,615          72,372
      Mead Corp.                                          840          24,623
                                                                      153,052

      PETROLEUM--INTEGRATED - 1.6%
      Occidental Petroleum Corp.                        1,600          27,000
      Phillips Petroleum                                1,600          68,200


                                       The Flex-funds 1998 Annual Report Page 23

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

      Royal Dutch Petroleum                            11,400         545,775
      Texaco                                            2,900         153,700
      Unocal Corp.                                      1,000          29,188
                                                                      823,863

      PROTECTION--SAFETY EQUIPMENT - 0.6%
      Lo-Jack Corp. #                                  25,500         302,812

      PUBLISHING - 0.7%
      The Reader's Digest Association, Inc.            14,000         352,625

      RADIO - 0.8%
      Chancellor Media Corp. #                          4,900         234,587
      Infinity Broadcasting Corp. #                     6,200         169,725
                                                                      404,312

      RAILROAD TRANSPORTATION - 0.3%
      Burlington Northern Santa Fe                      2,370          81,172
      Union Pacific Corp.                               1,240          55,877
                                                                      137,049

      RENTAL--AUTO/EQUIPMENT - 0.6%
      Budget Group Inc. #                               9,400         149,225
      The Hertz Corp.                                   3,600         164,250
                                                                      313,475

      RESTAURANT - 1.2%
      Brinker International, Inc. #                     8,300         239,662
      Wendy's International, Inc.                      17,100         372,994
                                                                      612,656

      RETAIL GROCERY - 0.6%
      Albertsons, Inc.                                  5,000         318,438

      RETAIL STORE - 3.4%
      Kmart #                                          40,000         612,500
      PETsMART, Inc. #                                 22,500         247,500
      Sears, Roebuck & Co.                              5,000         212,500
      WalMart Stores, Inc.                              8,000         651,500
                                                                    1,724,000

      SERVICES - 0.1%
      Paychex, Inc.                                     1,397          71,858

      TELECOMMUNICATION EQUIPMENT - 1.0%
      General Instrument Corp. #                          620          21,041
      Loral Space & Communications Ltd. #               5,460          97,256
      Newbridge Networks Corp. #                        1,700          51,638
      Nokia Corp. - ADR - A                               380          45,766
      Northern Telecom LTD                              2,470         123,500
      P-Com, Inc. #                                     8,760          34,903
      QUALCOMM, Inc. #                                  2,550         132,122
                                                                      506,226

      TELECOMMUNICATION SERVICES - 10.5%
      Airtouch Communications #                         2,730         197,754
      Ameritech Corp.                                   5,510         349,196
      Ascend Communications, Inc. #                     1,280          84,160
      AT&T                                              9,000         681,750
      BCE, Inc.                                         3,420         129,746
      Bell Atlantic Corp.                               7,730         417,420
      BellSouth Corp.                                   9,600         478,800
      Frontier Corp.                                    3,470         117,980
      GTE Corp.                                         4,580         297,700
      Leap Wireless International, Inc. #                 550           3,987
      Lucent Technologies, Inc.                         6,205         682,162
      MediaOne Group, Inc. #                            3,130         147,110
      MCI Communication                                10,288         738,164
      PT Indosat - ADR                                  7,370          90,282
      Qwest Communications International, Inc. #        4,240         212,000


The Flex-funds 1998 Annual Report Page 24

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

      SBC Communications                                7,550         404,869
      Sprint Corp.                                      1,890         158,996
      Sprint Corp. - PCS Group #                          945          21,853
      Tellabs, Inc. #                                     820          56,221
      U.S. West, Inc.                                   1,825         117,941
                                                                    5,388,091

      TOBACCO - 3.2%
      Gallaher Group, plc - ADR                         7,200         195,750
      Imperial Tobacco                                  5,000         105,625
      Philip Morris Companies                          16,900         904,150
      UST, Inc.                                        12,000         418,500
                                                                    1,624,025

      TRANSPORTATION - 0.1%
      FDX Corp. #                                         738          65,820

      TRUCKING/TRANSPORTATION LEASING - 0.1%
      CSX, Corp.                                        1,097          45,525

      WASTE DISPOSAL--NON-HAZARDOUS - 0.3%
      Waste Management, Inc.                            3,048         142,113

--------------------------------------------------------------------------------
   TOTAL COMMON STOCKS
      (Cost 37,878,933 )                                           48,537,106
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS - 0.8%

   U.S. Treasury Bills
   ** 5.02%, 01/07/99                                   6,000           5,996
   *  4.33%, 02/04/99                                 200,000         199,182
   *  4.37%, 03/04/99                                 200,000         198,470

--------------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost 403,673 )                                                 403,648
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 4.9%

      Prudential Securities, 5.10%, 01/04/99,
      (Collateralized by $2,468,000 FNMA Remic Series
      Pool #93020J, 7.00%, 03/25/23,
      market value - $2,557,465)                    2,509,000       2,509,000

--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
      (Cost 2,509,000 )                                             2,509,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.0%
      (Cost 40,791,606 )                                           51,449,754
--------------------------------------------------------------------------------


FUTURES CONTRACTS                                     CONTRACTS      VALUE

   Long, S&P 500 Futures, face amount $2,055,875
   expiring March 1999                                    7         2,179,625

--------------------------------------------------------------------------------
TOTAL FUTURES CONTRACTS                                             2,179,625
--------------------------------------------------------------------------------

TRUSTEE DEFERRED COMPENSATION***
      Flex-funds Highlands Growth Fund                  230             4,888
      Flex-funds Muirfield Fund                         247             1,702
      Flex-funds Total Return Utilities Fund             30               573
      Flex-Partners International Equity Fund           154             2,234

--------------------------------------------------------------------------------
TOTAL TRUSTEE DEFERRED COMPENSATION
  (Cost 8,594)                                                          9,397
--------------------------------------------------------------------------------

ADR   American Depositary Receipt
FNMA  Federal National Mortgage Association
Remic Real Estate Mortgage Investment Conduit
#  Represents non-income producing securities.
*  Pledged as collateral on futures contracts.
** Pledged as collateral on Letter of Credit.
***Assets of affiliates to the Growth Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.


                                       The Flex-funds 1998 Annual Report Page 25

                             Mutual Fund Portfolio
                Portfolio of Investments as of December 31, 1998


   INDUSTRIES/CLASSIFICATIONS               SHARES OR FACE AMOUNT     VALUE
   --------------------------               ---------------------     -----

   MUTUAL FUNDS - 96.6%
      Federated S&P 500 Maxcap Fund                 632,669  $     16,057,133
      Fidelity OTC Portfolio Fund                   856,653        37,375,785
      Gabelli Growth                                720,481        25,505,045
      Janus Twenty Fund                             546,887        29,149,088
      MFS Investor Growth - Class A                 690,955        10,993,091
      Mutual Shares Fund                                352             6,870
      Rydex OTC Fund                                375,152        15,516,274

--------------------------------------------------------------------------------
      TOTAL MUTUAL FUNDS
      (Cost $111,404,738)                                         134,603,286
--------------------------------------------------------------------------------

   MONEY MARKET MUTUAL FUNDS - 1.9%
      Charles Schwab Money Market Fund              889,006           889,006
      Fidelity Core Money Market Fund             1,771,471         1,771,471

--------------------------------------------------------------------------------
      TOTAL MONEY MARKET MUTUAL FUNDS
      (Cost $2,660,477 )                                            2,660,477
--------------------------------------------------------------------------------

   U.S.TREASURY BILLS - 1.4%
   ** 5.02%, due 01/07/99                            30,100            30,075
   *  4.39%, due 02/04/99                        $2,000,000         1,991,708

--------------------------------------------------------------------------------
      TOTAL U.S. TREASURY BILLS
      (Cost $2,021,783 )                                            2,021,783
--------------------------------------------------------------------------------

   REPURCHASE AGREEMENT - 0.1%
          Prudential Securities, 5.10%, 01/04/99,
          (Collateralized by $90,000 FNMA Remic
          Series Pool #93020J, 7.00%, 03/25/23,
          market value - $93,263)                    91,000            91,000

--------------------------------------------------------------------------------
      TOTAL REPURCHASE AGREEMENT
      (Cost    $91,000 )                                               91,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   TOTAL INVESTMENTS - 100.0%
   (Cost $116,177,998)                                           $139,376,546
--------------------------------------------------------------------------------



   FUTURES CONTRACT                                  CONTRACTS      VALUE

      Long, S&P 500 Futures, face amount $6,274,000
         expiring March 1999                             20        $6,227,500

--------------------------------------------------------------------------------
      TOTAL FUTURES CONTRACT                                       $6,227,500
--------------------------------------------------------------------------------

   TRUSTEE DEFERRED COMPENSATION***
         Flex-funds Highlands Growth Fund               687            14,585
         Flex-funds Muirfield Fund                      778             5,355
         Flex-funds Total Return Utilities Fund          76             1,437
         Flex Partners International Equity Fund        442             6,390

--------------------------------------------------------------------------------
      TOTAL TRUSTEE DEFERRED COMPENSATION
      (Cost    $25,368 )                                              $27,767
--------------------------------------------------------------------------------

FNMA   Federal National Mortgage Association
Remic  Real Estate Mortgage Investment Conduit
*  Pledged as collateral on futures contracts.
** Pledged as collateral on Letter of Credit.
***Assets of affiliates to the Mutual Fund Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.


The Flex-funds 1998 Annual Report Page 26

                           Utilities Stock Portfolio
                Portfolio of Investments as of December 31, 1998


INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

COMMON STOCKS - 97.5%

        ELECTRIC/GAS UTILITY - 8.0%
              AGL Resources, Inc.                          12,100  $    279,056
              MDU Resources Group, Inc.                     5,000       131,562
              NIPSCO Industries, Inc.                       9,400       286,113
              UtiliCorp United, Inc.                       10,000       366,875
                                                                      1,063,606

        ELECTRIC UTILITY - 10.9%
              Cinergy Corp.                                 7,800       268,125
              LG&E Energy Corp.                            13,944       394,789
              New Century Energies, Inc.                    5,600       273,000
              PacifiCorp                                    9,800       206,413
              TECO Energy, Inc.                            10,400       293,150
                                                                      1,435,477

        NATURAL GAS (DISTRIBUTOR) - 21.1%
              Bay State Gas Co.
              Consolidated Natural Gas Co.                  8,200       442,800
              KeySpan Energy Corp.                         22,100       685,100
              MCN Corp.                                    22,270       424,522
              Peoples Energy Corp.                          6,990       278,726
              TransCanada Pipelines Ltd.                    8,100       119,475
              WICOR, Inc.                                  11,200       244,300
              Williams Cos., Inc.                          19,140       596,929
                                                                      2,791,852

        OIL/GAS (DOMESTIC) - 11.8%
              El Paso Natural Gas Co.                       8,440       293,817
              Enron Corp.                                   5,830       332,674
              Kinder Morgan Energy Partners, L.P.          14,824       537,370
              Questar Corp.                                20,200       391,375
                                                                      1,555,236

        TELECOMMUNICATION EQUIPMENT - 2.9%
              Loral Space & Communications Ltd.            14,890       265,228
              P-Com, Inc. #                                30,000       119,531
                                                                        384,759

        TELECOMMUNICATION SERVICES - 40.0%
              AT&T Corp.                                    4,000       303,000
              AirTouch Communications, Inc. #               5,400       391,162
              Alltel Corp.                                  7,900       472,519
              BCE, Inc.                                    12,040       456,768
              Frontier Corp.                               19,300       656,200
              GTE Corp.                                     5,000       325,000
              MCI WorldCom, Inc. #                          7,420       532,385
              Qwest Communications International, Inc.#    13,491       674,550
              SBC Communications, Inc.                     12,740       683,183
              Sprint Corp.                                  4,300       361,737
              Sprint Corp. - PCS Group #                    2,150        49,719
              U.S. West Communications Group                5,900       381,288
                                                                      5,287,511

        WATER UTILITY - 2.8%
              American Water Works Co., Inc.               10,900       367,875

--------------------------------------------------------------------------------
        TOTAL COMMON STOCKS
        (Cost        $9,492,932 )                                   $12,886,316
--------------------------------------------------------------------------------

U.S. TREASURY BILLS - 0.0%

     *  5.02%, due 01/07/99                                 1,000           999

--------------------------------------------------------------------------------
        TOTAL U.S. TREASURY BILLS
        (Cost  $999 )                                                       999
--------------------------------------------------------------------------------


                                       The Flex-funds 1998 Annual Report Page 27

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

REPURCHASE AGREEMENT - 2.5%

      Prudential Securities, 5.10%, 01/04/99,
      (Collateralized by $320,00 FNMA Remic
      Series Pool #93020J, 7.00%, 03/25/23,
      market value - $331,600                             325,000       325,000

--------------------------------------------------------------------------------
        TOTAL REPURCHASE AGREEMENT
        (Cost  $325,000 )                                               325,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.0%
(Cost    $9,818,931 )                                               $13,212,315
--------------------------------------------------------------------------------


        TRUSTEE DEFERRED COMPENSATION**
              Flex-funds Highlands Growth Fund                120         2,550
              Flex-funds Muirfield Fund                       120           826
              Flex-funds Total Return Utilities                14           274
              Flex Partners International Equit                85         1,231

--------------------------------------------------------------------------------
        TOTAL TRUSTEE DEFERRED COMPENSATION
        (Cost   $4,465 )                                                 $4,881
--------------------------------------------------------------------------------

  FNMA  Federal National Mortgage Association

 Remic  Real Estate Mortgage Investment Conduit

     #  Represents non-income producing securities.

     *  Pledged as collateral on Letter of Credit.

    ** Assets of affiliates to the Utility Stock Portfolio held for the benefit with the Trustees Deferred Compensation Plan.

See accompanying notes to financial statements.


The Flex-funds 1998 Annual Report Page 28

                                 Bond Portfolio
                Portfolio of Investments as of December 31, 1998


   INDUSTRIES/CLASSIFICATIONS                          SHARES OR FACE     VALUE
   --------------------------                          --------------     -----

   U.S.TREASURY OBLIGATIONS - 99.5%

      U.S. Treasury Bills
      *  5.02%, 01/07/99                                  4,800    $      4,796
                                                                          4,796

      U.S. Treasury Bonds
         5.63%, 05/15/08                              3,300,000       3,521,719
         4.75%, 11/15/08                              7,300,000       7,357,031
                                                                     10,878,750

--------------------------------------------------------------------------------
      TOTAL U.S.TREASURY OBLIGATIONS
      (Cost $10,939,407 )                                            10,883,546
--------------------------------------------------------------------------------


   REPURCHASE AGREEMENT - 0.5%

         Prudential Securities, 5.10%, 01/04/99,
         (Collateralized by $52,000 FNMA Remic Series
         Pool #93020J, 7.00%, 03/25/23,
         market value - $53,885)                         53,000          53,000

--------------------------------------------------------------------------------
      TOTAL REPURCHASE AGREEMENT
      (Cost  $53,000 )                                                   53,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   TOTAL INVESTMENTS - 100.0%
   (Cost $10,992,407 )                                               10,936,546
--------------------------------------------------------------------------------

   TRUSTEE DEFERRED COMPENSATION**
         Flex-funds Highlands Growth Fund                   124           2,625
         Flex-funds Muirfield Fund                          124             854
         Flex-funds Total Return Utilities Fund              14             273
         Flex Partners International Equity Fund             87           1,257

--------------------------------------------------------------------------------
      TOTAL TRUSTEE DEFERRED COMPENSATION
      (Cost  $4,582 )                                                    $5,009
--------------------------------------------------------------------------------

   FNMA  Federal National Mortgage Association

   Remic Real Estate Mortgage Investment Conduit

   *  Pledged as collateral on Letter of Credit.

  ** Assets of affiliates to the Bond Portfolio held for the benefit of the Portfolio's with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.


                                       The Flex-funds 1998 Annual Report Page 29

                     Money Market Portfolio
        Portfolio of Investments as of December 31, 1998


                                                                COUPON/                FACE
                                                                YIELD    MATURITY     AMOUNT        AMORTIZED COST
                                                                -----    --------     ------        --------------
COMMERCIAL PAPER - 56.2%
   AlliedSignal, Inc.                                             5.60%  01/29/99   30,000,000  $     29,869,333
   American Home Products Corp.***                                5.10%  02/19/99    5,000,000         4,965,292
   American Home Products Corp.***                                5.00%  03/12/99    3,000,000         2,970,833
   American Honda Finance Corp.                                   5.20%  01/29/99   22,000,000        21,911,022
   Bankers Trust Corp.                                            5.04%  05/10/99   25,000,000        24,548,500
   CSW Credit, Inc.                                               5.22%  03/12/99   32,650,000        32,318,603
   Carolina Power & Light Co.                                     4.82%  08/20/99   20,000,000        19,381,433
   Credit Suisse First Boston                                     5.20%  02/24/99   15,350,000        15,230,270
   Duff & Phelps Utility and Corporate Bond Trust, Inc.           5.00%  04/20/99    1,000,000           984,861
   Duff & Phelps Utility and Corporate Bond Trust, Inc.           5.00%  04/28/99    6,815,000         6,704,256
   Duff & Phelps Utility and Corporate Bond Trust, Inc.           4.92%  05/13/99    5,000,000         4,909,800
   Duff & Phelps Utility and Corporate Bond Trust, Inc.           4.95%  05/17/99    7,000,000         6,869,100
   Eaton Corp.***                                                 5.38%  03/02/99   10,000,000         9,910,333
   Eaton Corp.***                                                 4.87%  07/19/99    7,475,000         7,273,771
   Edison International***                                        5.51%  01/22/99   22,227,000        22,156,722
   Ford Motor Credit Co.                                          5.46%  02/17/99   30,000,000        29,786,150
   General Electric Capital Corp.                                 5.44%  03/09/99   20,000,000        19,797,511
   Greenwich Asset Funding, Inc.***                               5.34%  01/14/99   30,000,000        29,942,150
   J.P. Morgan & Co., Inc.                                        5.05%  02/19/99   18,311,000        18,185,137
   LG&E Capital Corp.                                             4.92%  05/21/99   25,000,000        24,521,667
   Monsanto Co.                                                   5.10%  03/02/99   21,300,000        21,109,897
   S.C. Johnson & Son, Inc.                                       5.20%  03/09/99   20,000,000        19,806,445
   Signet Finance***                                              5.51%  01/26/99   25,000,000        24,904,340
   Toronto-Dominion Holdings USA, Inc.                            5.46%  02/02/99   35,000,000        34,830,133
   Xerox Credit Corp.                                             5.47%  02/03/99    7,000,000         6,964,901
   Xerox Credit Corp.                                             5.40%  05/03/99    7,000,000         6,871,900

----------------------------------------------------------------------------------------------------------------
   TOTAL COMMERCIAL PAPER
   (Cost$446,724,360 )                                                                               446,724,360
----------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 41.1%
   ABT 95 Series A-3                                              5.54%* 01/15/99   20,000,000        20,000,000
   Aquarium Holdings KY***                                        5.60%* 01/07/99   12,000,000        12,000,000
   Bank One Corp.                                                 5.75%  05/17/99      500,000           500,060
   Bank One Wisconsin                                             5.74%  05/11/99    1,000,000         1,000,082
   Bear Stearns Corp.                                             5.24%* 01/05/99   20,000,000        20,000,000
   Boeing Capital Corp.                                           5.87%* 02/27/99    5,000,000         5,011,669
   Care Life Project***                                           5.30%* 01/07/99    1,225,000         1,225,000
   Caterpillar Financial Services Corp.                           6.07%  02/09/99    2,135,000         2,135,556
   Caterpillar, Inc.                                              6.80%  08/24/99      500,000           503,499
   Chase Manhattan Bank                                           8.50%  02/15/99    8,300,000         8,326,515
   Chase Manhattan Bank                                          10.00%  06/15/99    3,750,000         3,819,869
   Chrysler Financial Corp.                                       6.37%  06/21/99    2,700,000         2,708,468
   Clark Grave Vault Co.***                                       5.60%* 01/07/99    2,700,000         2,700,000
   Comerica                                                       9.75%  05/01/99    5,000,000         5,061,659
   Consolidated Edison***                                         5.44%* 01/04/99    8,250,000         8,251,244
   Coughlin Family Properties, Inc.***                            5.60%* 01/07/99    4,220,000         4,220,000
   D.E.D.E. Realty***                                             5.60%* 01/07/99    3,850,000         3,850,000
   Danis Construction Co.***                                      5.60%* 01/07/99      900,000           900,000
   Doren, Inc.***                                                 5.30%* 01/07/99      500,000           500,000
   Eaton Corp.                                                    6.38%  04/01/99    1,742,000         1,745,032
   Espanola/Nambe***                                              5.30%* 01/07/99    2,115,000         2,115,000
   First USA/Bank One                                             5.75%  01/15/99    1,000,000           999,996
   First USA/Bank One                                             5.42%  01/15/99    5,000,000         5,000,313
   Ford Motor Credit Co.                                          5.63%  01/15/99    1,100,000         1,099,938
   General America Life Insurance****                             5.35%* 03/21/99   10,000,000        10,000,000
   General Motors Acceptance Corp.                                7.75%  01/15/99      100,000           100,068
   General Motors Acceptance Corp.                                6.55%  06/04/99    2,400,000         2,408,192
   General Motors Acceptance Corp.                                8.63%  06/15/99    5,420,000         5,489,411
   Hancor, Inc.***                                                5.30%* 01/07/99      600,000           600,000
   Household Finance                                              7.13%  04/30/99   10,000,000        10,044,817
   Isaac Tire, Inc.***                                            5.60%* 01/07/99    1,000,000         1,000,000
   J.C. Penney Co., Inc.                                          6.88%  06/15/99    1,000,000         1,004,847
   John Deere                                                     6.43%  08/09/99   10,000,000        10,044,974
   Key Corp.                                                      6.63%  06/01/99   20,000,000        20,103,102
   Merrill Lynch                                                  7.75%  03/01/99    1,650,000         1,655,294


The Flex-funds 1998 Annual Report Page 30




                                                                COUPON/                FACE
                                                                YIELD    MATURITY     AMOUNT        AMORTIZED COST
                                                                -----    --------     ------        --------------

   Merrill Lynch                                                  6.38%  03/30/99      500,000           501,270
   Merrill Lynch                                                  5.49%* 02/25/99   10,280,000        10,292,233
   Morgan Stanley                                                 5.63%  03/01/99    4,850,000         4,849,711
   Mubea, Inc.***                                                 5.30%* 01/07/99    5,400,000         5,400,000
   Mubea, Inc.***                                                 5.30%* 01/07/99    3,750,000         3,750,000
   National City Bank                                             6.00%  03/23/99   14,200,000        14,211,842
   NationsBank Corp.                                              5.39%* 03/17/99    3,000,000         3,003,134
   NationsBank Corp.                                              8.50%  03/01/99    1,095,000         1,099,645
   O.K.I. Supply Co.***                                           5.60%* 01/07/99    2,150,000         2,150,000
   Osco Industries, Inc.***                                       5.30%* 01/07/99    2,700,000         2,700,000
   Presrite Corp.***                                              5.30%* 01/07/99    1,870,000         1,870,000
   Pro Tire, Inc.***                                              5.60%* 01/07/99    1,200,000         1,200,000
   R.I. Lampus Co.***                                             5.30%* 01/07/99    2,275,000         2,275,000
   RSD Technology***                                              5.30%* 01/07/99    4,305,000         4,305,000
   Seariver Maritime, Inc.                                        5.20%* 01/04/99    6,400,000         6,400,000
   Surgery Financing Co.***                                       5.30%* 01/07/99    6,585,000         6,585,000
   Signa Finance                                                  5.71%  03/02/99    3,000,000         3,000,660
   Signature Brands (called 8/15/99)                             13.00%  08/15/02   18,500,000        20,767,190
   SunAmerica, Inc.                                               9.00%  01/15/99    2,500,000         2,502,839
   Transamerica Finance                                           6.80%  03/15/99    6,435,000         6,452,728
   Travelers                                                      5.50%  01/15/99      500,000           500,002
   Triangle Funding                                               5.32%* 03/29/99    7,500,000         7,500,000
   Westpac Banking Corp.                                          5.67%  01/07/99   10,000,000         9,999,787
   White Castle Project***                                        5.30%* 01/07/99    9,000,000         9,000,000
   World Trade Finance                                            5.48%* 03/01/99   20,000,000        20,000,000

----------------------------------------------------------------------------------------------------------------
   TOTAL CORPORATE OBLIGATIONS
   (Cost$326,440,646 )                                                                               326,440,646
----------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.5%

   Student Loan Marketing Assoc.                                  4.89%  08/03/99    4,350,000         4,350,856

----------------------------------------------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost  $4,350,856 )                                                                                 4,350,856
----------------------------------------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS - 0.0%

** U.S. Treasury Bill                                             5.02%  01/07/99       63,100            63,048

----------------------------------------------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS
   (Cost     $63,048 )                                                                                    63,048
----------------------------------------------------------------------------------------------------------------


                                       The Flex-funds 1998 Annual Report Page 31




                                                                COUPON/                FACE
                                                                YIELD    MATURITY     AMOUNT        AMORTIZED COST
                                                                -----    --------     ------        --------------

REPURCHASE AGREEMENTS - 2.2%

   Prudential Securities, 5.10%, 01/04/99,
   (Collateralized by $16,750,00001/04/99
   FNMA Remic Series Pool #93020J, 7.00%, 03/25/23,
   market value - $17,357,188)                                   5.10%  01/04/99    17,022,000        17,022,000

----------------------------------------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENTS
   (Cost $17,022,000 )                                                                                17,022,000
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.0%
(Cost$794,600,910 )(a)                                                                              $794,600,910
----------------------------------------------------------------------------------------------------------------

   TRUSTEE DEFERRED COMPENSATION*****                                                    SHARES            VALUE
             Flex-funds Highlands Growth Fund                                              260             5,573
             Flex-funds Muirfield Fund                                                     351             2,429
             Flex-funds Total Return Utilities Fund                                         56             1,074
             Flex Partners International Equity Fund                                       167             2,429

----------------------------------------------------------------------------------------------------------------
        TOTAL TRUSTEE DEFERRED COMPENSATION
        (Cost  $10,454 )                                                                                 $11,505
----------------------------------------------------------------------------------------------------------------


(a)Cost for federal income tax and financial reporting purposes are the same.

FNMA   Federal National Mortgage Association

Remic  Real Estate Mortgage Investment Conduit

* Variable rate security. Interest rate is as of December 31, 1998. Maturity date reflects the next rate change date.

**   Pledged as collateral on Letter of Credit.

***Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees.

****Illiquid security. The sale or disposition of such security would not be possible in the ordinary course of business within seven days at which the Fund has valued the security.

*****Assets of affiliates to the Money Market Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.


The Flex-funds 1998 Annual Report Page 32

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998

                                                                                                      U.S.
                                                                    HIGHLANDS      TOTAL RETURN     GOVERNMENT        MONEY
                                                    MUIRFIELD         GROWTH        UTILITIES          BOND          MARKET
                                                       FUND            FUND            FUND            FUND           FUND
   Assets:

    Investment in corresponding portfolio at value $125,718,419     $43,171,779     $10,372,337     $10,995,474   $154,100,549
    Receivable for capital stock issued               2,739,456         869,483         303,616         311,456            ---
    Unamortized organization costs                          ---             ---           7,294             ---            ---
    Other assets                                         13,415          24,501           3,394           5,502        205,030

  Total Assets                                      128,471,290      44,065,763      10,686,641      11,312,432    154,305,579

  Liabilities:

    Payable for capital stock redeemed                2,768,083          99,345         217,988           7,108            ---
    Dividends payable                                    18,646          21,572             149           3,120          6,725
    Accrued 12b-1 distribution fees                     115,045          26,781             ---           3,006         18,115
    Accrued transfer agent and administrative fees       14,119           5,988             896             888         18,959
    Other accrued liabilities                             8,104           4,333          12,958           4,303          6,483

  Total Liabilities                                   2,923,997         158,019         231,991          18,425         50,282


  Net Assets                                        125,547,293      43,907,744      10,454,650      11,294,007    154,255,297


  Net Assets:

    Capital                                          97,401,143      32,701,737       8,298,985      11,198,026    154,255,297
    Accumulated undistributed (distributions in
      excess of) net investment income                    1,263             131             (15)        151,839            ---
    Accumulated undistributed net realized
      gain (loss) from investments                    6,742,388       1,050,367        (358,941)            ---            ---
    Net unrealized appreciation (depreciation) of    21,402,499      10,155,509       2,514,621         (55,858)           ---
      investments

  Net Assets                                       $125,547,293     $43,907,744     $10,454,650     $11,294,007   $154,255,297


    Capital Stock Outstanding                        18,244,445       2,068,262         549,849         510,117    154,255,297
      (indefinite number of shares authorized,
       $0.10 par value)

    Net Asset Value, Offering and
      Redemption Price Per Share                          $6.88          $21.23          $19.01          $22.14          $1.00


  See accompanying notes to financial statements


                                       The Flex-funds 1998 Annual Report Page 33

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                       U.S.
                                                                         HIGHLANDS    TOTAL RETURN   GOVERNMENT       MONEY
                                                           MUIRFIELD       GROWTH      UTILITIES        BOND         MARKET
                                                              FUND          FUND          FUND          FUND          FUND
  Net Investment Income from Corresponding Portfolio:

    Interest                                               $2,539,630      $338,939       $19,497      $704,131     $9,551,155
    Dividends                                                 344,142       500,212       294,037           ---            ---
    Expenses net of waivers and/or reimbursements          (1,060,689)     (517,523)     (142,878)      (72,356)      (307,115)

  Total Net Investment Income from Corresponding Portfolio  1,823,083       321,628       170,656       631,775      9,244,040


  Fund Expenses:

    Administrative fee                                         57,417        20,994         4,777         6,373         85,423
    Transfer agent fees                                       114,835        41,988         9,554         7,648        124,669
    Audit fees                                                  4,609         4,203         3,915         3,137          3,513
    Legal fees                                                  1,964         8,947           758           867          2,054
    Printing                                                   19,968        13,589         3,061         3,583         40,888
    Amortization of organizational costs                          ---           ---         4,830           ---            ---
    Distribution plan                                         126,517        58,827        23,886        24,085        161,737
    Postage                                                    19,144         8,743         3,489         3,101         31,392
    Registration and filing fees                               28,730        22,921         8,462         3,328         32,060
    Insurance                                                   1,735           397            70           240          2,003
    Other expenses                                             12,957        11,925         2,469         2,877         12,688

  Total Expenses                                              387,876       192,534        65,271        55,239        496,427

    Expenses reimbursed by investment adviser                     ---           ---       (28,865)          ---       (120,223)

  Net Expenses                                                387,876       192,534        36,406        55,239        376,204

  NET INVESTMENT INCOME                                     1,435,207       129,094       134,250       576,536      8,867,836


  NET REALIZED AND UNREALIZED GAIN (LOSS)
    FROM INVESTMENTS:

    Net realized gains from futures contracts               3,409,301       975,030           ---        27,219            ---
    Net realized gains (losses) from investments            3,910,704     3,317,148      (358,953)    1,075,370            ---
    Net change in unrealized appreciation (depreciation)
      of investments                                       21,404,554     4,287,738       838,039      (591,216)           ---

  NET GAIN FROM INVESTMENTS                                28,724,559     8,579,916       479,086       511,373            ---

  NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                             $30,159,766    $8,709,010      $613,336    $1,087,909     $8,867,836

  See accompanying notes to financial statements


The Flex-funds 1998 Annual Report Page 34

                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                    U.S.
                                                                  HIGHLANDS      TOTAL RETURN     GOVERNMENT        MONEY
                                                  MUIRFIELD         GROWTH        UTILITIES          BOND          MARKET
                                                     FUND            FUND            FUND            FUND           FUND
  INCREASE (DECREASE) IN NET ASSETS:

  OPERATIONS:
    Net investment income                          $1,435,207        $129,094        $134,250        $576,536     $8,867,836
    Net realized gain (loss) from investments
      and futures contracts                         7,320,005       4,292,178        (358,953)      1,102,589            ---
    Net change in unrealized appreciation
      (depreciation) of investments                21,404,554       4,287,738         838,039        (591,216)           ---
   Net increase in net assets
    resulting from operations                      30,159,766       8,709,010         613,336       1,087,909      8,867,836

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                          (1,433,944)       (128,963)       (134,265)       (576,536)    (8,867,836)
    Net realized gain from investments
      and futures contracts                        (1,907,816)     (3,152,482)            ---         (37,210)           ---
    Net decrease in net assets resulting
      from dividends and distributions             (3,341,760)     (3,281,445)       (134,265)       (613,746)    (8,867,836)


  CAPITAL TRANSACTIONS:
    Issued                                         21,967,180      64,413,686       5,724,377       2,306,810    478,112,579
    Reinvested                                      3,296,460       3,254,744         131,606         576,374      8,641,621
    Redeemed                                      (57,316,946)    (62,940,124)     (4,285,392)     (9,036,259)  (501,833,777)
  Net increase (decrease) in net assets resulting
    from capital share transactions               (32,053,306)      4,728,306       1,570,591      (6,153,075)   (15,079,577)

  TOTAL INCREASE (DECREASE) IN NET ASSETS          (5,235,300)     10,155,871       2,049,662      (5,678,912)   (15,079,577)
  NET ASSETS - Beginning of period                130,782,593      33,751,873       8,404,988      16,972,919    169,334,874
  NET ASSETS - End of period                     $125,547,293     $43,907,744     $10,454,650     $11,294,007   $154,255,297

  SHARE TRANSACTIONS:
    Issued                                          3,737,873       3,158,058         309,337         106,049    478,112,579
    Reinvested                                        521,019         153,489           7,373          26,662      8,641,621
    Redeemed                                       (9,925,681)     (3,062,778)       (241,126)       (423,756)  (501,833,777)
  Change in shares                                 (5,666,789)        248,769          75,584        (291,045)   (15,079,577)


                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                      THE              THE            THE U.S.          THE
                                                      THE           HIGHLANDS      TOTAL RETURN      GOVERNMENT        MONEY
                                                   MUIRFIELD         GROWTH          UTILITIES          BOND           MARKET
                                                     FUND             FUND             FUND             FUND            FUND
  INCREASE (DECREASE) IN NET ASSETS:

  OPERATIONS:
    Net investment income                           $2,146,951          $95,527          $97,709         $806,473    $7,351,758
    Net realized gain (loss) from investments
      and futures contracts                         19,804,321        5,300,839          534,844         (256,151)          ---
    Net change in unrealized appreciation
      of investments                                  (579,123)       2,704,273        1,123,897          649,920           ---
  Net increase in net assets
    resulting from operations                       21,372,149        8,100,639        1,756,450        1,200,242     7,351,758

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                           (2,146,950)         (95,536)         (97,709)        (806,470)   (7,351,758)
    Net realized gain from investments
      and futures contracts                        (18,486,618)      (4,050,674)        (534,832)             ---           ---
    Net decrease in net assets resulting
      from dividends and distributions             (20,633,568)      (4,146,210)        (632,541)        (806,470)   (7,351,758)

  CAPITAL TRANSACTIONS:
    Issued                                          27,440,621       40,445,381        2,971,480        4,843,059   440,552,839
    Reinvested                                      20,501,858        4,073,675          609,798          771,226     7,195,653
    Redeemed                                       (39,233,074)     (38,925,468)      (1,374,317)      (6,817,743) (398,631,115)
  Net increase (decrease) in net assets resulting
    from capital share transactions                  8,709,405        5,593,588        2,206,961       (1,203,458)   49,387,377

  TOTAL INCREASE (DECREASE) IN NET ASSETS            9,447,986        9,548,017        3,330,870         (809,686)   49,387,377
  NET ASSETS - Beginning of period                 121,334,607       24,203,856        5,074,118       17,782,605   119,947,497
  NET ASSETS - End of period                      $130,782,593      $33,751,873       $8,404,988      $16,972,919  $169,334,874

  SHARE TRANSACTIONS:
    Issued                                           4,484,460        2,120,698          186,359          236,594   440,552,839
    Reinvested                                       3,695,889          220,003           34,996           37,521     7,195,653
    Redeemed                                        (6,468,067)      (1,996,447)         (85,714)        (334,564) (398,361,115)
  Change in shares                                   1,712,282          344,254          135,641          (60,449)   49,387,377

  See accompanying notes to financial statements


                                       The Flex-funds 1998 Annual Report Page 35

FINANCIAL HIGHLIGHTS
THE HIGHLANDS GROWTH FUND

                                                                       Years Ended December 31,
                                                   -----------------------------------------------------------
                                                    1998        1997         1996         1995         1994

Net Asset Value, Beginning of Period              $18.55       $16.41       $15.34       $13.08       $13.45

Income from Investment Operations
   Net Investment Income                            0.06         0.06         0.31         0.50         0.27
   Net Gains or Losses from Securities
      (both realized and unrealized)                4.32         4.73         1.07         2.68        (0.37)
   Total From Investment Operations                 4.38         4.79         1.38         3.18        (0.10)

Less Distributions
   Dividends (from net investment income)          (0.06)       (0.06)       (0.31)       (0.50)       (0.27)
   Distributions (from capital gains)              (1.64)       (2.59)          --        (0.42)          --
   Total Distributions                             (1.70)       (2.65)       (0.31)       (0.92)       (0.27)

Net Asset Value, End of Period                    $21.23       $18.55       $16.41       $15.34       $13.08

Total Return                                       23.67%       29.28%        9.08%       24.61%       -0.69%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)              $43,908      $33,752      $24,204      $24,631      $22,176
   Ratio of Expenses to Average Net Assets          1.69%        1.87%        1.65%        1.64%        1.63%
   Ratio of Net Investment Income to
      Average Net Assets                            0.31%        0.30%        1.92%        3.38%        1.95%
   Ratio of Expenses to Average Net Assets
      before waiver of fees                         1.70%(1)     1.87%        1.65%        1.64%        1.63%
   Ratio of Net Investment Income to Average
      Net Assets                                    0.30%(1)     0.30%        1.92%        3.38%        1.95%

Portfolio Turnover Rate(2)                         79.98%      129.79%       81.66%      337.57%      102.76%

1 Ratio includes fees waived in corresponding portfolio
2 Represents turnover rate of corresponding portfolio


See accompanying notes to financial statements


The Flex-funds 1998 Annual Report Page 36

FINANCIAL HIGHLIGHTS
THE TOTAL RETURN UTILITIES FUND

                                                              Years Ended December 31,                   Period
                                                     ------------------------------------------       June 21, 1995*
                                                      1998            1997               1996        to Dec. 31, 1995

Net Asset Value, Beginning of Period                 $17.72          $14.98             $14.14              $12.50

Income from Investment Operations
   Net Investment Income                               0.25            0.25               0.37                0.21
   Net Gains or Losses from Securities
      (both realized and unrealized)                   1.29            3.99               1.48                1.64
   Total From Investment Operations                    1.54            4.24               1.85                1.85

Less Distributions
   Dividends (from net investment income)             (0.25)          (0.25)             (0.37)              (0.21)
   Distributions (from capital gains)                   ---           (1.25)             (0.64)                 --
   Total Distributions                                (0.25)          (1.50)             (1.01)              (0.21)

Net Asset Value, End of Period                       $19.01          $17.72             $14.98              $14.14

Total Return                                           8.77%          28.68%             13.33%              15.00%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)                 $10,455          $8,405             $5,074              $2,881
   Ratio of Expenses to Average Net Assets             1.80%           1.80%              1.25%               1.25%(1)
   Ratio of Net Investment Income to
      Average Net Assets                               1.35%           1.57%              2.55%               3.18%(1)
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(2)                         2.11%           2.51%              2.95%               4.35%(1)
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(2)             1.04%           0.86%              0.85%               0.08%(1)
   Portfolio Turnover Rate(3)                         51.36%          41.22%             50.79%               5.06%

(1) Annualized
(2) Includes directed brokerage payments in corresponding portfolio.
(3) Turnover rate of corresponding portfolio
* Date of commencement of operations


See accompanying notes to financial statements


                                       The Flex-funds 1998 Annual Report Page 37

FINANCIAL HIGHLIGHTS
THE MUIRFIELD FUND
                                                                       Years Ended December 31,
                                                  --------------------------------------------------------------
                                                  1998            1997         1996         1995         1994

Net Asset Value, Beginning of Period             $5.47           $5.47        $5.73        $5.34        $5.36
   Income from Investment Operations
   Net Investment Income                          0.08            0.11         0.10         0.06         0.14
   Net Gains or Losses from Securities
      (both realized and unrealized)              1.51            0.91         0.25         1.31            -
   Total From Investment Operations               1.59            1.02         0.35         1.37         0.14

Less Distributions
   Dividends (from net investment income)        (0.08)          (0.11)       (0.10)       (0.06)       (0.14)
   Distributions (from capital gains)            (0.10)          (0.91)       (0.51)       (0.92)       (0.02)
   Total Distributions                           (0.18)          (1.02)       (0.61)       (0.98)       (0.16)

Net Asset Value, End of Period                   $6.88           $5.47        $5.47        $5.73        $5.34

Total Return                                     29.33%          18.59%        5.99%       25.82%        2.70%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)            $125,547        $130,783     $121,335     $111,751      $83,119
   Ratio of Expenses to Average Net Assets        1.24%           1.29%        1.19%        1.26%        1.22%
   Ratio of Net Investment Income to
      Average Net Assets                          1.23%           1.69%        1.54%        0.97%        2.55%
   Portfolio Turnover Rate*                     128.31%         395.42%      297.41%      186.13%      168.17%

*Turnover rate of corresponding portfolio


See accompanying notes to financial statements


The Flex-funds 1998 Annual Report Page 38

FINANCIAL HIGHLIGHTS
THE U.S. GOVERNMENT BOND FUND

                                                                          Years Ended December 31,
                                                   --------------------------------------------------------------
                                                     1998            1997         1996         1995         1994

Net Asset Value, Beginning of Period                $21.19          $20.64       $21.58       $19.25       $20.18
   Income from Investment Operations
   Net Investment Income                              0.97            0.99         0.96         1.11         0.72
   Net Gains or Losses from Securities
      (both realized and unrealized)                  1.02            0.55        (0.94)        2.33        (0.93)
   Total From Investment Operations                   1.99            1.54         0.02         3.44        (0.21)

Less Distributions and Dividends
   From net investment income                        (0.97)          (0.99)       (0.96)       (1.11)       (0.72)
   From net realized gains                           (0.07)            --           --           --           --
   Total Distributions                               (1.04)          (0.99)       (0.96)       (1.11)       (0.72)

Net Asset Value, End of Period                      $22.14          $21.19       $20.64       $21.58       $19.25

Total Return                                          9.62%           7.70%        0.15%       18.32%       -0.99%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)                 $11,294         $16,973      $17,783      $16,048      $12,983
   Ratio of Expenses to Average Net Assets            1.00%           1.00%        1.00%        1.00%        1.00%
   Ratio of Net Investment Income to
      Average Net Assets                              4.52%           4.85%        4.61%        5.41%        3.71%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(1)                        1.16%           1.14%        1.06%        1.14%        1.14%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(1)            4.36%           4.71%        4.55%        5.27%        3.57%
   Portfolio Turnover Rate(2)                       225.11%         375.64%      778.59%      232.34%      707.57%

(1) Ratio includes fees waived in corresponding portfolio
(2) Represents turnover rate of corresponding portfolio


See accompanying notes to financial statements


                                       The Flex-funds 1998 Annual Report Page 39

FINANCIAL HIGHLIGHTS
MONEY MARKET FUND

                                                                      Years Ended December 31,
                                                  ------------------------------------------------------------
                                                  1998             1997        1996         1995         1994

Net Asset Value, Beginning of Period             $1.00            $1.00       $1.00        $1.00        $1.00
   Income from Investment Operations
   Net Investment Income                          0.052            0.053       0.05         0.06         0.04
   Total From Investment Operations               0.052            0.053       0.05         0.06         0.04

Less Distributions
   Dividends (from net investment income)        (0.052)          (0.053)     (0.05)       (0.06)       (0.04)
   Total Distributions                           (0.052)          (0.053)     (0.05)       (0.06)       (0.04)
Net Asset Value, End of Period                    $1.00           $1.00       $1.00        $1.00        $1.00

Total Return                                       5.31%           5.38%       5.27%        5.85%        4.10%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)             $154,255        $169,335    $119,947     $141,087     $164,838
   Ratio of Expenses to Average Net Assets         0.40%           0.40%       0.40%        0.40%        0.37%
   Ratio of Net Investment Income to
      Average Net Assets                           5.19%           5.26%       5.15%        5.70%        4.02%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(1)                     0.59%           0.59%       0.58%        0.64%        0.57%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(1)         5.00%           5.07%       4.97%        5.46%        3.82%

(1) Ratio includes fees waived in corresponding portfolio


See accompanying notes to financial statements


The Flex-funds 1998 Annual Report Page 40

THE FLEX-FUNDS ANNUAL REPORT
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

1.   ORGANIZATION

The Flex-funds Trust (the "Trust") was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers five separate series, and it is presently comprised of five separate funds as follows: The Muirfield Fund, The Highlands Growth Fund (formerly The Growth Fund), The Total Return Utilities Fund, The U.S. Government Bond Fund and The Money Market Fund (each a "Fund" and collectively the "Funds"). Each Fund invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:


                                                         Percentage of Portfolio
                                                           Owned by Fund as of
Fund                               Portfolio                December 31, 1998
----                               ---------                -----------------
The Muirfield Fund                 Mutual Fund Portfolio            89%
The Highlands Growth Fund          Growth Stock Portfolio           84%
The Total Return Utilities Fund    Utilities Stock Portfolio        79%
The U.S. Government Bond Fund      Bond Portfolio                  100%
The Money Market Fund              Money Market Portfolio           19%

The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund.

2.   SIGNIFICANT ACCOUNTING POLICES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Each Fund values its investment in the corresponding Portfolio at fair value. Valuation of securities held by each Portfolio is further described at Note 2 of the Portfolios' Notes to Financial Statements.

Income Taxes

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net capital gains to its shareholders. Therefore, no Federal income tax provision is required.

Distributions to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Muirfield Fund and The Highlands Growth Fund declare dividends from net investment income on a quarterly basis. The Total Return Utilities Fund declares dividends from net investment income on a monthly basis. The U.S. Government Bond Fund and The Money Market Fund declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.


                                       The Flex-funds 1998 Annual Report Page 41

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatment of unrealized gains and losses of futures contracts held by the Fund's corresponding Portfolio. Permanent book and tax basis differences have been reclassified among the components of net assets.

Organizational Costs

The costs related to the organization of each of the five Funds have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period. Such costs for The Muirfield Fund, The Highlands Growth Fund, The U.S. Government Bond Fund, and The Money Market Fund have been fully amortized.

Investment Income & Expenses

The Funds record daily their proportionate share of the Portfolios' income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Sector Capital Management, Inc. and Miller/Howard Investments, Inc. serve as subadvisor of the Growth Stock Portfolio and the Utilities Stock Portfolio, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee calculated as follows. For The Muirfield Fund, The Highlands Growth Fund, and The Total Return Utilities Fund, such fee is equal to the greater of $15 per active shareholder account or 0.10% of the Fund's average daily net assets. For The U.S. Government Bond Fund, such fee is equal to the greater of $15 per active shareholder account or 0.06% of the Fund's average daily net assets. For The Money Market Fund, such fee is equal to the greater of $20 per active shareholder account or 0.06% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.

RMA has voluntarily agreed to reimburse The Money Market Fund and The Total Return Utilities Fund for the amount by which annual expenses of such Funds including expenses allocated from the respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses) exceed 0.40% and 1.80% of average daily net assets of The Money Market Fund and The Total Return Utilities Fund, respectively. Such reimbursement is limited to the total of fees charged the Fund by RMA and MFSCo.

Pursuant to Rule 12b-1 of the Act, each Fund has adopted a Distribution Plan (the "Plan"). Under the provisions of each Plan, the Fund may incur certain expenses associated with the distribution of fund shares in amounts not to exceed an annual limitation. Such limitation, on an annual basis, is 0.20% of the average daily net assets of each Fund, 0.25% of the average daily net assets of The Total Return Utilities Fund.

Certain officers of the Funds and trustees of the Trust and the Portfolios are also officers or directors of MII, RMA and MFSCo.


The Flex-funds 1998 Annual Report Page 42

4. Federal Income Tax Information (unaudited)

During the year ended December 31, 1998, the Funds declared long-term capital distributions in the following amounts:

                                        Amount

The Muirfield Fund                    $1,907,816
The Highlands Growth Fund              2,730,137

At December 31, 1998, The Total Return Utilities Fund had unused capital loss carryforwards of $357,103 available to offset future gains, if any, for Federal income tax purposes. The capital loss carryforward expires 2006.




                                       The Flex-funds 1998 Annual Report Page 43

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of The Flex-funds:

We have audited the accompanying statements of assets and liabilities of The Flex-funds (including, respectively, The Muirfield Fund, The Highlands Growth Fund, The Total Return Utilities Fund, The U.S. Government Bond Fund, and The Money Market Fund), as of December 31, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Flex-funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Flex-funds at December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                                   KPMG LLP
                                                   Columbus, Ohio
                                                   February 19, 1999


The Flex-funds 1998 Annual Report Page 44

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998


                                                    MUTUAL        GROWTH       UTILITIES                     MONEY
                                                     FUND          STOCK         STOCK         BOND         MARKET
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
Assets:
  Investments, at market value*                  $139,285,546   $48,940,754   $12,887,315   $10,883,546  $777,578,910
  Repurchase agreements, at cost*                      91,000     2,509,000       325,000        53,000    17,022,000
  Trustee deferred compensation investments, at        27,767         9,397         4,881         5,009        11,505
    market value
  Cash                                                  3,600         3,954         3,499         2,920        59,912
  Receivable for securities sold                   12,500,000           ---           ---           ---           ---
  Receivable for net variation margin on futures       16,350         5,300           ---           ---           ---
  Interest receivable                                   8,018           356            46        69,118     4,790,576
  Dividends receivable                                    ---        45,431        22,698           ---           ---
  Prepaid/Other assets                                 13,925         1,819         3,437           507         8,722

Total Assets                                      151,946,206    51,516,011    13,246,876    11,014,100   799,471,625


Liabilites:
  Payable for securities purchased                 11,000,000       262,923           ---           ---           ---
  Payable for Trustee Deferred Compensation Plan       27,767         9,397         4,881         5,009        11,505
  Payable to corresponding Fund                           ---           ---           ---           ---     1,055,191
  Payable to investment adviser                        92,531        43,454        10,658         3,202       107,200
  Accrued audit fees                                    6,136         5,775         6,356         5,518         9,231
  Accrued legal fees                                      919           458           915         1,630           660
  Accrued custodian fees                                3,293         5,131           799           625         6,635
  Accrued trustee fees                                  2,108           ---           ---           ---           ---
  Accrued fund accounting fees                          4,447         3,470         1,547         1,414        10,510
  Other accrued liabilities                             1,318        17,660         2,175         1,081         1,370

Total Liabilities                                  11,138,519       348,268        27,331        18,479     1,202,302


Net Assets                                       $140,807,687   $51,167,743   $13,219,545   $10,995,621  $798,269,323

Net Assets:
  Capital                                         117,592,789    40,504,295     9,826,161    11,051,482   798,269,323
  Net unrealized appreciation (depreciation)       23,214,898    10,663,448     3,393,384       (55,861)          ---
    from investments
  Net Assets                                     $140,807,687   $51,167,743   $13,219,545   $10,995,621  $798,269,323

  *Securities at cost                            $116,177,998   $40,791,606    $9,818,931   $10,992,407  $794,600,910


  See accompanying notes to financial statements


                                       The Flex-funds 1998 Annual Report Page 45

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                    MUTUAL       GROWTH     UTILITIES                   MONEY
                                                     FUND        STOCK        STOCK         BOND        MARKET
                                                  PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
NET INVESTMENT INCOME
  Interest                                        $2,842,845     $351,842      $24,854     $704,138  $41,916,923
  Dividends                                          385,119      526,542      375,953          ---          ---

Total Investment Income                            3,227,964      878,384      400,807      704,138   41,916,923


Expenses:
  Investment advisory fees                         1,058,035      435,886      126,301       50,844    2,029,468
  Audit fees                                           9,823        9,599       10,135        8,937       15,235
  Custodian fees                                      13,496       27,603        3,257        3,678       49,680
  Trustees fees and expenses                          44,320       15,022        7,382        8,213       24,375
  Legal fees                                           1,576       10,572        1,066        1,807        5,664
  Amortization of organization cost                      224          ---        8,357          ---          ---
  Accounting fees                                     50,050       38,204       18,154       17,711      112,179
  Insurance                                            1,918          373           88          285        5,759
  Other expenses                                       7,553       10,278        9,568        1,465        9,492

Total Expenses                                     1,186,995      547,537      184,308       92,940    2,251,852

  Investment advisory fees waived                        ---       (4,431)         ---      (20,584)    (901,787)
  Directed brokerage payments received                   ---          ---       (2,246)         ---          ---

Total Net Expenses                                 1,186,995      543,106      182,062       72,356    1,350,065

NET INVESTMENT INCOME                              2,040,969      335,278      218,745      631,782   40,566,858

REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:

  Net realized gain from futures contracts         3,842,750    1,087,862          ---       27,219          ---
  Net realized gain (loss) from investments        4,379,433    3,495,938     (364,390)   1,075,386          ---
  Net change in unrealized appreciation
    (depreciation) of investments                 23,909,375    4,790,713    1,126,399     (591,219)         ---

NET GAIN ON INVESTMENTS                           32,131,558    9,374,513      762,009      511,386          ---

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                      $34,172,527   $9,709,791     $980,754   $1,143,168  $40,566,858


  See accompanying notes to financial statements


The Flex-funds 1998 Annual Report Page 46

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                     MUTUAL         GROWTH       UTILITIES                       MONEY
                                                      FUND          STOCK          STOCK           BOND          MARKET
                                                   PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                             $2,040,969       $335,278       $218,745       $631,782    $40,566,858
  Net realized gain (loss) from investments
    and futures contracts                            8,222,183      4,583,800       (364,390)     1,102,605            ---
  Net change in unrealized appreciation
    (depreciation) of investments                   23,909,375      4,790,713      1,126,399       (591,219)           ---
Net increase in net assets
  resulting from operations                         34,172,527      9,709,791        980,754      1,143,168     40,566,858

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                     21,876,913     74,136,798      6,977,776      2,292,244  3,894,846,315
  Withdrawals                                      (59,774,446)   (66,072,809)    (5,408,703)    (9,348,465)(3,724,162,497)
Net increase (decrease) in net assets resulting
  from transactions of investors' beneficial
  interests                                        (37,897,533)     8,063,989      1,569,073     (7,056,221)   170,683,818

TOTAL INCREASE (DECREASE) IN NET ASSETS             (3,725,006)    17,773,780      2,549,827     (5,913,053)   211,250,676

NET ASSETS - Beginning of period                   144,532,693     33,393,963     10,669,718     16,908,674    587,018,647

NET ASSETS - End of period                        $140,807,687    $51,167,743    $13,219,545    $10,995,621   $798,269,323



                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                    MUTUAL        GROWTH       UTILITIES                     MONEY
                                                     FUND          STOCK         STOCK         BOND          MARKET
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                            $2,965,765      $264,643      $158,538      $877,445    $28,315,164
  Net realized gain (loss) from investments
    and futures contracts                          22,734,137     5,302,202       769,055      (256,151)           ---
  Net change in unrealized appreciation
    (depreciation) of investments                  (1,244,081)    2,709,218     1,487,258       649,921            ---
Net increase in net assets
  resulting from operations                        24,455,821     8,276,063     2,414,851     1,271,215     28,315,164

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                    27,375,051    40,513,401     2,517,724     4,973,499  3,784,994,914
  Withdrawals                                     (42,837,747)  (39,809,183)   (2,227,211)   (7,127,634)(3,579,221,656)
Net increase (decrease) in net assets resulting
  from transactions of investors' beneficial
  interests                                       (15,462,696)      704,218       290,513    (2,154,135)   205,773,258

TOTAL INCREASE (DECREASE) IN NET ASSETS             8,993,125     8,980,281     2,705,364      (882,920)   234,088,422

NET ASSETS - Beginning of period                  135,539,568    24,413,682     7,964,354    17,791,594    352,930,225

NET ASSETS - End of period                       $144,532,693   $33,393,963   $10,669,718   $16,908,674   $587,018,647

  See accompanying notes to financial statements


                                       The Flex-funds 1998 Annual Report Page 47

FINANCIAL HIGHLIGHTS

MUTUAL FUND PORTFOLIO

                                                                   Year Ended December 31,
                                                 1998           1997             1996         1995         1994

   Net Assets, End of Period ($000)            $140,808       $144,533         $135,540     $122,109      $83,185
   Ratio of Expenses to Average Net Assets        0.91%          0.89%            0.87%        0.95%        1.01%
   Ratio of Net Investment Income to
      Average Net Assets                          1.56%          2.08%            1.86%        1.26%        2.76%
   Portfolio Turnover Rate                      128.31%        395.42%          297.41%      186.13%      168.17%


GROWTH STOCK PORTFOLIO

                                                                    Year Ended December 31,
                                                 1998             1997             1996         1995         1994

   Net Assets, End of Period ($000)            $51,168          $33,394          $24,414      $24,537      $22,169
   Ratio of Expenses to Average Net Assets       1.25%            1.34%            1.24%        1.25%        1.23%
   Ratio of Net Investment Income to
      Average Net Assets                         0.77%            0.83%            2.33%        3.78%        2.35%
   Ratio of Expenses to Average Net Assets
      before waiver of fees                      1.26%            1.34%            1.24%        1.25%        1.23%
   Ratio of Net Investment Income to Average
      Net Assets before waiver of fees           0.76%            0.83%            2.33%        3.78%        2.35%
   Portfolio Turnover Rate                       79.98%          129.79%           81.66%      337.57%      102.76%


UTILITIES STOCK PORTFOLIO

                                                                                                             Period
                                                              Year Ended December 31,                   June 21, 1995* to
                                                      1998               1997                1996       December 31, 1995

   Net Assets, End of Period ($000)                 $13,220            $10,670              $7,964            $4,291
   Ratio of Expenses to Average Net Assets            1.44%              1.60%               1.61%             2.32%(1)
   Ratio of Net Investment Income to
      Average Net Assets                              1.73%              1.79%               2.24%             2.09%(1)
   Ratio of Expenses to Average Net Assets
      before directed brokerage payments              1.46%              1.65%               1.66%             2.40%(1)
   Ratio of Net Investment Income to Average Net
      Assets before directed brokerage payments       1.71%              1.74%               2.19%             2.01%(1)
   Portfolio Turnover Rate                           51.36%             41.22%              50.79%             5.06%

(1) Annualized
* Date of commencement of operations


See accompanying notes to financial statements


The Flex-funds 1998 Annual Report Page 48

FINANCIAL HIGHLIGHTS

BOND PORTFOLIO

                                                                     Year Ended December 31,
                                                  1998          1997            1996         1995         1994

   Net Assets, End of Period ($000)             $10,996       $15,274         $17,792      $16,066      $13,008
   Ratio of Expenses to Average Net Assets        0.57%         0.57%           0.61%        0.57%        0.56%
   Ratio of Net Investment Income to
      Average Net Assets                          4.97%         5.27%           4.99%        5.82%        4.15%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees                       0.73%         0.71%           0.68%        0.71%        0.70%
   Ratio of Net Investment Income to Average
   Net Assets, before waiver of fees              4.81%         5.13%           4.92%        5.68%        4.01%
   Portfolio Turnover Rate                      225.11%       375.64%         778.59%      232.34%      707.57%


MONEY MARKET PORTFOLIO

                                                                      Year Ended December 31,
                                                  1998            1997            1996         1995         1994

   Net Assets, End of Period ($000)            $798,269        $587,019        $352,930     $256,126     $224,523
   Ratio of Expenses to Average Net Assets        0.18%           0.18%           0.19%        0.21%        0.19%
   Ratio of Net Investment Income to
      Average Net Assets                          5.39%           5.47%           5.34%        5.87%        4.28%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees                       0.30%           0.31%           0.33%        0.37%        0.39%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees           5.27%           5.34%           5.20%        5.70%        4.08%


See accompanying notes to financial statements


                                       The Flex-funds 1998 Annual Report Page 49

MUTUAL STOCK PORTFOLIO, GROWTH STOCK PORTFOLIO,
UTILITIES STOCK PORTFOLIO, BOND PORTFOLIO,
MONEY MARKET PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

1.   ORGANIZATION

Each Fund of The Flex-funds Trust (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for each Portfolio, to issue beneficial interests in each Portfolio. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

The investment objective of each Portfolio is as follows:

The Mutual Fund Portfolio seeks growth of capital through investment in the shares of other mutual funds.

The Growth Stock Portfolio seeks capital growth by investing in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

The Utilities Stock Portfolio seeks a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, it will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective.

The Bond Portfolio seeks to maximize current income through investment in securities, which are issued or guaranteed as to payment of principal and interest, by the U.S. government or any of its agencies or instrumentalities.

The Money Market Portfolio seeks current income and stable net asset values through investment in a portfolio of money market instruments.

The financial statements of the Funds are included elsewhere in this report.

2.   SIGNIFICANT ACCOUNTING POLICES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Bond Portfolio values the securities held at 3:00 pm eastern time. The Portfolios obtain prices from independent pricing services which use valuation techniques approved by the Board of Trustees.


The Flex-funds 1998 Annual Report Page 50

Money market securities held in the Money Market Portfolio are valued at amortized cost, which approximates market value. Money market securities held in the four remaining Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase Agreements

Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Deferred Trustee Compensation

Under a Deferred Compensation Plan (the "Plan") non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of the Flex-funds and Flex-Partners Funds. Deferred amounts remain in the Portfolios until distributed in accordance with the Plan.

Futures & Options

Each Portfolio, except the Money Market Portfolio, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. Such transactions may be considered trading activity under generally accepted accounting principles. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin when they are recorded as a gains or losses from futures contracts.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded in as liabilities and are subsequently adjusted to current market value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.


                                       The Flex-funds 1998 Annual Report Page 51

During the year ended December 31, 1998 the Portfolios had the following activity in futures contracts and written option contracts:

Long futures contracts               Number of contracts      Notional amount
----------------------               -------------------      ---------------
Mutual Fund Portfolio:
Outstanding, beginning of year               110               $25,064,900
Contracts opened                           1,282               132,898,050
Contracts closed                          (1,372)             (151,688,950)
Outstanding, end of period                    20                 6,274,000


Growth Stock Portfolio:
Outstanding, beginning of year                 7                $1,711,037
Contracts opened                             321                82,010,900
Contracts closed                            (321)              (81,666,062)
Outstanding, end of period                     7                 2,055,875

Bond Portfolio:
Outstanding, beginning of year                 0                        $0
Contracts opened                              90                10,320,938
Contracts closed                             (90)              (10,320,938)
Outstanding, end of period                     0                         0


Letter of Credit

Each Portfolio has pledged as collateral a U.S. Government Security, cash or other high-grade debt security solely for the benefit of ICI Mutual Insurance Co. for the Portfolios' fidelity bond coverage.

Income Taxes

The Prtfolios will be treated as a partnership for Federal income tax purposes. As such, each investor in the Portfolios will be subject to taxation on its share of the Portfolios' ordinary income and capital gains. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

Organizational Costs

The costs related to the organization of each Portfolio have been deferred and are being amortized by the Portfolio on a straight-line basis over a five-year period. Such costs for Mutual Fund Portfolio, Growth Stock Portfolio, Utility Stock Portfolio, Bond Portfolio and Money Market Portfolio have been fully amortized.

Securities Transactions

The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.


The Flex-funds 1998 Annual Report Page 52

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Sector Capital Management, Inc. and Miller/Howard Investments, Inc. serve as subadvisor of the Growth Stock Portfolio and the Utilities Stock Portfolio, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

For such services the Portfolios pay monthly a fee at the following annual rates: Mutual Fund Portfolio, Growth Stock Portfolio, and Utilities Stock Portfolio, 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million; Bond Portfolio, 0.40% of average daily net assets up to $100 million and 0.20% of average daily net assets exceeding $100 million; Money Market Portfolio, 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. During the year ended December 31, 1998, RMA voluntarily waived a portion of its investment advisory fees in the Money Market and Bond Portfolios.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of: a) 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or b) $7,500 for each Portfolio, except $30,000 for the Money Market Portfolio.

Certain officers and trustees of the Portfolios are also officers or directors of MII, RMA and MFSCo.

4.   SECURITIES TRANSACTIONS

For the year ended December 31, 1998, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

Portfolio                         Purchases             Sales
---------                         ---------             -----
Mutual Fund Portfolio            $199,485,528        $145,269,691
Growth Stock Portfolio             37,169,893          29,958,979
Utilities Stock Portfolio           7,985,042           6,219,080
Bond Portfolio                     23,126,049          28,533,409

As of December 31, 1998, the aggregate cost basis of investments and unrealized appreciation (depreciation) for Federal income tax was as follows:

                                                                  Net unrealized
                       Cost basis of   Unrealized    Unrealized    appreciation
Portfolio               investments   appreciation  depreciation  (depreciation)
---------               -----------   ------------  ------------  --------------
Mutual Fund Portfolio   $116,197,093   $23,275,127     ($79,324)    $23,195,803
Growth Stock Portfolio    40,817,038    11,886,639   (1,248,623)     10,638,016
Utilities Stock Portfolio  9,818,931     3,663,864     (270,480)      3,393,384
Bond Portfolio            10,996,767             0      (60,221)        (60,221)
Money Market Portfolio   794,600,910           ---          ---             ---


                                       The Flex-funds 1998 Annual Report Page 53

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of the Mutual Fund Portfolio, Growth Stock Portfolio, Utilities Stock Portfolio, Bond Portfolio and Money Market Portfolio:

We have audited the accompanying statements of assets and liabilities of the Mutual Fund Portfolio, Growth Stock Portfolio, Utilities Stock Portfolio, Bond Portfolio and Money Market Portfolio (Portfolios), including the portfolios of investments, as of December 31, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1998, by confirmation with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Fund Portfolio, Growth Stock Portfolio, Utilities Stock Portfolio, Bond Portfolio and Money Market Portfolio at December 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                                  KPMG LLP
                                                  Columbus, Ohio
                                                  February 19, 1999


The Flex-funds 1998 Annual Report Page 54

                         MANAGER AND INVESTMENT ADVISER
                             R. Meeder & Associates
                              6000 Memorial Drive
                                 P.O. Box 7177
                               Dublin, Ohio 43017

                    SUBADVISER/THE UTILITIES STOCK PORTFOLIO
                        Miller/Howard Investments, Inc.
                    141 Upper Byrdcliffe Road, P.O. Box 549
                           Woodstock, New York 12498

                     SUBADVISER/THE GROWTH STOCK PORTFOLIO
                        Sector Capital Management L.L.C.
                         5350 Poplar Avenue, Suite 490
                            Memphis, Tennesse 38119

                               BOARD OF TRUSTEES
                             Milton S. Bartholomew
                             Dr. Roger D. Blackwell
                                  James Didion
                               Charles Donabedian
                               William L. Gurner
                             Robert S. Meeder, Sr.
                             Robert S. Meeder, Jr.
                                Russel G. Means
                                Lowell G. Miller
                                Jack Nicklaus II
                                 Walter L. Ogle
                               Philip A. Voelker

                                   CUSTODIAN
                           Star Bank, N.A. Cincinnati
                             Cincinnati, Ohio 45201

                    TRANSFER AGENT DIVIDEND DISBURSING AGENT
                            Mutual Funds Service Co.
                              6000 Memorial Drive
                               Dublin, Ohio 43017

                                    AUDITORS
                                    KPMG LLP
                              Columbus, Ohio 43215


                                       The Flex-funds 1998 Annual Report Page 55

THE FLEX-FUNDS
P.O. Box 7177
Dublin, Ohio 43017